UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre Effective Amendment No.:

Post Effective Amendment No.: 62

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No.: 62

THE PAUL REVERE VARIABLE ANNUITY CONTRACT ACCUMULATION FUND

(Exact Name of Registrant)

THE PAUL REVERE VARIABLE ANNUITY INSURANCE COMPANY

(Name of Insurance Company)

18 Chestnut Street,

Worcester, Massachusetts, 01608

(Address of Insurance Company’s Principal Executive Offices) (Zip Code)

Insurance Company’s Telephone Number, including Area Code (508) 799-4441

Susan N. Roth

Unum Group

1 Fountain Square, Suite 756

Chattanooga, Tennessee 37402

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☒	on April 29, 2008 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CONTENTS OF FORM N-3

PAGE NO.	ITEM NO.	Part A – INFORMATION REQUIRED IN A PROSPECTUS
1	1	Cover Page
2	2	Definitions
3	3	Synopsis or Highlights
4	4	Condensed Financial Information
6	5	General Description of Registrant and Insurance Company
8	6	Management
9	7	Deductions and Expenses
12	8	General Description of Variable Annuity Contracts
14	9	Annuity Period
15	10	Death Benefit
16	11	Purchases and Contract Value
17	12	Redemptions
18	13	Taxes
20	14	Legal Proceedings
	15	Table of Contents of the Statement of Additional Information

PAGE NO.	ITEM NO.	Part B – INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION
	16	Cover Page
	17	Table of Contents
1	18	General Information and History
2	19	Investment Objectives and Policies
3	20	Management
7	21	Investment Advisory and Other Services
10	22	Portfolio Managers
11	23	Brokerage Allocation
12	24	Purchase and Pricing of Securities Being Offered
13	25	Underwriters
13	26	Calculation of Performance Data
13	27	Annuity Payments
	28	Financial Statements
		Appendix A: MFS Proxy Voting Policies and Procedures

PAGE NO.	ITEM NO.	Part C - OTHER INFORMATION
1	29	Financial Statements and Exhibits
3	30	Directors and Officers of the Insurance Company
4	31	Persons Controlled by or under Common Control with the Insurance Company or Registrant
5	32	Number of Contractowners
5	33	Indemnification
5	34	Business and Other Connections of Investment Adviser
5	35	Principal Underwriters
5	36	Location of Accounts and Records
5	37	Management Services
6	38	Undertakings

THE PAUL REVERE VARIABLE ANNUITY CONTRACT ACCUMULATION FUND

VARIABLE ANNUITY CONTRACTS

SOLD BY

THE PAUL REVERE VARIABLE ANNUITY INSURANCE COMPANY

WORCESTER, MASSACHUSETTS 01608

(508) 799-4441

PART A

INFORMATION REQUIRED IN A PROSPECTUS

Item 1.	Cover Page

This Prospectus describes the following Variable Annuity Contracts (“Contracts”) offered by The Paul Revere Variable Annuity Insurance Company (“Company”). They are:

1. Flexible Purchase Payment Variable Annuity Contract (“Flexible”);

2. Single Payment Variable Annuity Contract (“Single”);

3. Individual “Level Charge” Variable Annuity Contract (“Level”); and

4. Group Variable Annuity Contract (“Group”).

Note: The public offering of contracts of The Paul Revere Variable Annuity Contract Accumulation Fund (“Accumulation Fund”) was discontinued.

No further offering of contracts of the Accumulation Fund is made hereby. Effective January 16, 2007, the Company no longer accepts purchase payments or transfer requests for the Accumulation Fund. Accordingly, owners of Contracts investing in the Accumulation Fund may no longer allocate purchase payments or transfer monies to the Accumulation Fund from the Fixed Accumulation option under the Contracts. Contractowners may continue to allocate new purchase payments or transfer monies to the Fixed Accumulation option.

The information contained herein is intended solely for the information and use of holders of Contracts previously issued.

The purchase payments received pursuant to these contracts are invested in the Accumulation Fund, a separate account of the Company. The Accumulation Fund consists of two Series. Series Q is applicable to Contracts which were afforded special tax treatment under the Internal Revenue Code of 1986, as amended (“IRC”), and are commonly referred to as “qualified contracts”. Series N is applicable to all other Contracts. Funds may be accumulated and annuity payments made on a variable basis, a fixed basis or a combination variable and fixed basis except with respect to the Group Contract which does not provide for fixed accumulation.

The primary investment objective of both Series of the Accumulation Fund is growth of capital. The assets of the Accumulation Fund will usually be invested in common stock believed to have potential for growth but may, from time to time, be invested in other securities. When deemed necessary for defensive purposes, the Accumulation Fund may substantially increase that portion of its assets invested in fixed income obligations and held in cash. As the Contracts are subject to the risks associated with common stock investment and changing economic conditions, there can be no assurance that the investment objective will be attained.

This Prospectus sets forth information about the Contracts and Accumulation Fund that a prospective investor ought to know before investing and should be kept for future reference. A Statement of Additional Information (“SAI”), about the Company, the Accumulation Fund and the Contracts has been filed with the Securities and Exchange Commission (“SEC”) and is available, without charge, upon written or oral request received by the Company. Information contained in the SAI has been incorporated into the Prospectus by reference. The SAI, Annual and Semi-Annual Reports to Shareholders, and other information about the Contracts and the Company can be obtained and shareholder inquiries can be made by calling Linda Daughetee at (800) 718-8824, or sending a written request to Unum Group, c/o Susan Roth, 1 Fountain Square, Chattanooga, Tennessee, 37402. The Company does not have a web site available for purposes of viewing the above-listed information. However, the SEC maintains a web site

(http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the Company. To examine the Table of Contents of the SAI, please refer to Part B of the SAI, immediately following page 22.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Please read this Prospectus carefully and retain it for future reference. The date of this Prospectus is April 29, 2008. The date of the SAI is April 29, 2008

Item 2.	Definitions

Accumulation Unit—an accounting device used to determine the value of a contract before annuity payments begin, the value of which varies in accordance with the investment experience of the appropriate Series of the Accumulation Fund.

Annuitant—the person or persons whose life determines the duration of annuity payments involving life contingencies.

Annuity—a series of payments generally for life or for life with specified minimums.

Annuity Commencement Date—the date on which annuity payments will begin.

Annuity Unit—an accounting device used to determine the amount of annuity payments.

Contractowner—the person or entity with legal rights of ownership of the annuity contract.

Fixed Annuity—an annuity with payments fixed in amount throughout the annuity period.

Plan—an employer pension plan, profit sharing plan, or annuity purchase plan under which benefits are to be provided by the Variable Annuity Contracts described herein.

Purchase Payments—payments to the Company, after specific deductions, under an annuity contract.

Variable Annuity—an annuity providing for payments varying in amount in accordance with the investment experience of the appropriate Series of the Accumulation Fund.

Item 3.	Synopsis or Highlights

	Flexible	Single	Level	Group
Contractowner Transaction Expenses: Sales Load Imposed on Purchases (as a percentage of purchase payments)	7.5%	6.0%	5.0%	5.0%
Collection Fee (per payment)	$1.00	$1.00	$1.00	$1.00
Annual Expenses (as a percentage of average net assets): Management Fees	.5%	.5%	.5%	.5%
Mortality and Expense Risk Fees	1.0%	1.0%	1.0%	1.0%
Total Annual Expenses	1.5%	1.5%	1.5%	1.5%

If you either surrender or annuitize your Contract at the end of the applicable time period, you would have paid the following expenses on a $1,000 investment (or annual $1,000 investments), assuming a 5% annual return on assets:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Flexible (one time $1000 deposit)	$90	$120	$152	$242
Flexible (annual $1000 deposits)	$90	$315	$603	$1628
Single	$75	$106	$138	$230
Level/Group	$66	$96	$129	$222

The Examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. This fee table is designed to summarize and illustrate all of the deductions and expenses described on page 9 for the Contracts offered by this Prospectus. State premium taxes, as described on page 10 may also apply.

Item 4.	Condensed Financial Information

Selected Per Unit Data and Ratios (information provided for the last five fiscal years has been audited):

Year Ended December 31,

SERIES N (NON-QUALIFIED)	2007	2006	2005	2004	2003
Investment income	$0.211	$0.119	$0.109	$0.173	$0.087
Expenses	0.264	0.244	0.253	0.260	0.199
Net investment loss	(0.053)	(0.125)	(0.144)	(0.087)	(0.112)
Net realized and unrealized gains (losses) on securities	1.115	0.664	0.358	0.735	2.241
Net increase (decrease) in accumulation unit value	1.062	0.539	0.214	0.648	2.129
Accumulation unit value at beginning of period	12.532	11.993	11.779	11.131	9.002
Accumulation unit value at end of period	13.594	12.532	11.993	11.779	11.131
Expenses to average net assets	2.01%	2.01%	2.01%	1.97%	2.00%
Net investment loss to average net assets	(0.41)%	(1.03)%	(1.14)%	(0.66)%	(1.12)%
Portfolio turnover rate	66%	83%	74%	93%	83%
Number of accumulation units outstanding at end of period (in thousands)	108	123	128	136	156

SERIES N (NON-QUALIFIED)	2002	2001	2000	1999	1998
Investment income	$0.094	$0.090	$0.094	$.083	$0.096
Expenses	0.204	0.251	0.397	0.296	0.212
Net investment loss	(0.110)	(0.161)	(0.303)	(0.213)	(0.116)
Net realized and unrealized gains (losses) on securities	(4.563)	(5.177)	(1.498)	5.894	3.891
Net increase (decrease) in accumulation unit value	(4.673)	(5.338)	(1.801)	5.681	3.775
Accumulation unit value at beginning of period	13.675	19.013	20.814	15.133	11.358
Accumulation unit value at end of period	9.002	13.675	19.013	20.814	15.133
Expenses to average net assets	1.91%	1.70%	1.64%	1.62%	1.63%
Net investment loss to average net assets	(1.03)%	(1.09)%	(1.25)%	(1.16)%	(0.90)%
Portfolio turnover rate	104%	78%	101%	103%	143%
Number of accumulation units outstanding at end of period (in thousands)	163	182	263	342	475

CONDENSED FINANCIAL INFORMATION (Continued)

Selected Per Unit Data and Ratios (information provided for the last five fiscal years has been audited):

Year Ended December 31,

SERIES Q (QUALIFIED)	2007	2006	2005	2004	2003
Investment income	$0.090	$0.136	$0.111	$0.155	$0.093
Expenses	0.081	0.207	0.209	0.192	0.172
Net investment gain (loss)	0.009	(0.071)	(0.098)	(0.037)	(0.079)
Net realized and unrealized gains (losses) on securities	0.237	0.700	0.269	0.760	2.272
Net increase (decrease) in accumulation unit value	0.246	0.629	0.171	0.723	2.193
Accumulation unit value at beginning of period	13.011	12.382	12.211	11.488	9.295
Accumulation unit value at end of period	13.257	13.011	12.382	12.211	11.488
Expenses to average net assets	1.77%	1.64%	1.65%	1.65%	1.67%
Net investment gain (loss) to average net assets	0.21%	(0.56)%	(0.77)%	(0.31)%	(0.77)%
Portfolio turnover rate	60%	81%	74%	94%	83%
Number of accumulation units outstanding at end of period (in thousands)	214	710	768	797	826

SERIES Q (QUALIFIED)	2002	2001	2000	1999	1998
Investment income	$0.099	$0.094	$0.117	$0.094	$0.116
Expenses	0.180	0.226	0.374	0.277	0.202
Net investment loss	(0.081)	(0.132)	(0.257)	(0.183)	(0.086)
Net realized and unrealized gains (losses) on securities	(4.481)	(4.577)	(1.398)	5.280	3.836
Net increase (decrease) in accumulation unit value	(4.562)	(4.709)	(1.655)	5.097	3.750
Accumulation unit value at beginning of period	13.857	18.566	20.221	15.124	11.374
Accumulation unit value at end of period	9.295	13.857	18.566	20.221	15.124
Expenses to average net assets	1.63%	1.55%	1.57%	1.56%	1.57%
Net investment loss to average net assets	(0.73)%	(0.90)%	(1.08)%	(1.03)%	(0.67)%
Portfolio turnover rate	102%	79%	101%	98%	143%
Number of accumulation units outstanding at end of period (in thousands)	859	925	1187	1385	1715

Item 5.	General Description of Registrant and Insurance Company.

The Company, with its principal offices at 18 Chestnut Street, Worcester, Massachusetts, is a stock insurance company organized under the laws of Massachusetts. Its principal business is the sale and administration of life and annuity insurance policies. The Company was organized on August 6, 1965. The Accumulation Fund was organized on December 22, 1965 and is registered as a diversified open-end investment company under the 1940 Act.

Under Massachusetts law, regulation of the Company by the Insurance Commissioner of Massachusetts includes regulation of its Accumulation Fund which is not a separately incorporated entity.

The Company is a wholly-owned subsidiary of The Paul Revere Life Insurance Company, a Massachusetts corporation. The Paul Revere Life Insurance Company is wholly-owned by The Paul Revere Corporation (“Paul Revere”), a Massachusetts corporation with its principal office at 18 Chestnut Street, Worcester, Massachusetts 01608. Paul Revere is a wholly owned subsidiary of Unum Group, a Delaware corporation with its principal office at 1 Fountain Square, Chattanooga, Tennessee 37402.

The Accumulation Fund is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end diversified investment company. It is the separate account through which the Company sets aside, separate and apart from its general assets, assets attributable to the variable portion of its variable annuity Contracts. Registration under the 1940 Act does not involve supervision of management or investment practices or policies by the SEC.

Four types of variable annuity Contracts are offered by this Prospectus. Three of these Contracts are issued to individuals and one is a Group Contract. Two of the “individual” Contracts provide for a series of purchase payments to be made over a period of time and one calls for only a single purchase payment.

These Contracts are designed for use in connection with retirement plans, some of which may qualify for federal income tax advantages available under Sections 401, 403, or 408 of the IRC.

This Prospectus generally describes only the variable portion of Contracts issued by the Company, except where fixed accumulation or fixed annuity payments are specifically mentioned. Fixed annuities are funded by the Company’s general assets and are not placed in the Accumulation Fund. (see Fixed Accumulation, page 20).

The portion of Contract values placed in either Series of the Accumulation Fund are subject to the investment risks inherent in any equity investment. These risks include changing economic conditions as well as the risks inherent in management’s ability to make appropriate investment choices. There is no guarantee under a variable annuity contract that the variable annuity payments or the accumulation values will equal or exceed total purchase payments.

All Contracts contain the Company’s promise that on the annuity commencement date, the Contractowner or annuitant may elect to have provided an annuity payable for the lifetime of the annuitant provided the initial monthly annuity payment equals or exceeds $25. If the initial monthly annuity payment would be less than $25, payment shall be made at less frequent intervals or the value of the account shall be distributed in a lump sum as selected by the annuitant. The annuity payment will be based on the contract value and in case of variable annuity payments, will be affected only by the investment performance of the appropriate Series of the Accumulation Fund and not by adverse mortality experience or by increases in the Company’s expenses above those assumed and for which deductions are provided for in the contract. Owners of individual Contracts and participants in Group Contracts to which variable accumulation units are credited, have the right to vote on particular questions affecting the management of the Accumulation Fund. (see Voting Rights, page 13)

Withdrawal or redemption of funds from certain contracts may result in tax penalties. (see Taxes, page 18)

Income, gains and losses, whether or not realized, resulting from assets allocated to the Accumulation Fund are, in accordance with applicable variable annuity Contracts, credited to or charged against the Accumulation Fund without regard to other income gains or losses of the Company. For this purpose, each Series of the Accumulation Fund under Massachusetts law may not be charged with liabilities arising out of any other business of the Company to the extent they are set aside for variable annuity Contracts. However, obligations arising under such Contracts are the obligation of the Company.

The Accumulation Fund consists of two Series. Series Q is made up of qualified Contracts which were afforded special tax treatment under the IRC. Series N is made up of all other Contracts.

The Company, for business reasons, has determined to wind down its variable annuity business. No new Contracts have been sold since 1984 and the Company no longer accepts purchase payments or transfer requests for the Accumulation Fund. The Accumulation Fund has experienced net redemptions for the past ten years. The Company will explore with the Board of Mangers of the Accumulation Fund alternatives available to the Accumulation Fund under the Contracts and federal and state law.

A. Investment Policies and Restrictions

The fundamental investment policies and restrictions of the Accumulation Fund (including Series Q and Series N) are enumerated in Items 1 and 4 through 10 below. They may not be changed without the approval of a majority in interest of contracts having a voting interest in the Accumulation Fund. A majority as used in this Prospectus, means (a) 67% or more of the voting interests of the Contractowners present and entitled to vote if voting interests of over 50% are present or represented by proxy or (b) more than 50% of the voting interest in the Accumulation Fund, whichever is less. Items 2, 3 and 11 through 15 are not fundamental investment policies and may be changed by the Board of Managers.

1.	The growth of capital is the primary investment objective of the Accumulation Fund. Assets of the Accumulation Fund, including any earned income and realized capital gains, shall be kept fully invested except for reasonable amounts held in cash to meet current expenses or normal contract payments and for reasonable amounts held for temporary periods pending investment in accordance with the investment policy.

2.	Common stocks believed to have potential for growth will usually constitute a major portion of the Accumulation Fund portfolio but in keeping with the objective of growth of capital, the investments may be made from time to time in other securities. When deemed necessary for defensive purposes, the Accumulation Fund may substantially increase the portion of its assets invested in fixed income obligations and held in cash.

3.	Investments of the Accumulation Fund are controlled by provisions of Sections 132H, Chapter 175 of the General Laws of Massachusetts. In general, this releases the Accumulation Fund assets from investment restrictions applicable to life insurance company reserve investments, limits investments in securities of any one issuer to 10% of the value of the Accumulation Fund assets and requires common stock purchases to be listed or admitted to trading on a securities exchange located in the United States or Canada or to be traded in the over-the-counter securities market. Such section as may be amended from time to time will be followed.

The Accumulation Fund will not:

4.	Acquire more than 5% of the voting securities of any one issuer.

5.	Purchase the securities of an issuer, if, immediately after and as a result of such purchase, the value of its holdings in the securities of such issuer shall exceed 5% of the value of its total assets.

6.	Invest more than 25% of the value of its assets in any one industry.

7.	Engage in the purchase or sale of interests in real estate which are not readily marketable.

8.	Borrow money except from banks as a temporary measure for extraordinary or emergency purposes and then not to exceed 5% of the value of its assets.

9.	Engage in the purchase or sale of commodities or commodity contracts.

10.	Act as an underwriter of securities of another issuer (except where the Accumulation Fund may be deemed to be a statutory underwriter in connection with the disposition of restricted securities).

11.	Make purchases on margin, except such short-term credit as is necessary for clearance of transactions.

12.	Make short sales of securities.

13.	Invest for the purpose of exercising control or management.

14.	Purchase securities of other investment companies except (i) of closed-end companies in the open market at customary brokerage commissions and then with an aggregate investment in such securities not exceeding 5% of the value of its assets and the total outstanding voting interest in any one such investment company not to exceed 3% or (ii) as a part of a merger or consolidation.

15.	Invest in excess of 10% of the value of its assets in restricted securities.

As of the current year ended, the Accumulation Fund did not engage in the purchase or sale of interests in real estate, invest in repurchase agreements or non-negotiable time deposits maturing in more than seven days, or make loans of securities. The Accumulation Fund has never engaged in puts, calls or straddles and has no intention to do so at the present time.

A description of the Accumulation Fund’s policies and procedures with respect to the disclosure of the Accumulation Fund’s portfolio securities is available in the SAI under the heading “Investment Objectives and Policies,” page 2.

B. Principal Risk Factors

The Accumulation Fund invests in a diversified portfolio of common stocks. Common stocks are inherently volatile and their prices may decline substantially at times due to economic, competitive, regulatory, or other factors. In addition, the portfolio’s returns may differ materially from its benchmark, the Russell 1000 index, due to differences in industry weightings and specific stock weightings. The Accumulation Fund generally invests in mid-to-large capitalization growth stocks and this class of stocks may also perform materially differently from the Russell 1000 index for long periods of time due primarily to changes in forecasted relative earnings and interest rates.

Item 6.	Management

The property and business of the Accumulation Fund are managed by a Board of Managers selected by the owners of the Contracts to which variable accumulation units are credited. A majority of the Accumulation Fund’s five managers are not deemed to be “interested persons” of the Accumulation Fund or the Company as defined in the 1940 Act.

The Board of Managers has the following responsibilities and duties:

a)	to select and approve annually an independent certified public accountant;

b)	to execute and approve annually an agreement providing for sales and administrative services;

c)	to execute and approve annually an agreement providing for investment advisory services;

d)	to recommend any changes in the fundamental investment policies of the Accumulation Fund; and

e)	to authorize all investments of the assets of the Accumulation Fund in accordance with the fundamental investment policies of the Accumulation Fund, and to submit semi-annual and annual reports to the Contractowners.

The Company serves as the investment adviser of the Accumulation Fund and its principal offices are located at 18 Chestnut Street, Worcester, Massachusetts, 01608. The Company is an indirect wholly owned subsidiary of Unum Group which is a Delaware holding company. Pursuant to a written agreement, it also acts as Administrative Manager of the Accumulation Fund and assumes certain expenses and mortality and expense risks in connection with the Contracts. A discussion regarding the basis for the Board of Managers approving the Investment Advisory Agreement will be available in the Semi-Annual Report to Shareholders for the period ending June 30, 2008.

Pursuant to the Investment Advisory Agreement between the Accumulation Fund and the Company, the Company is authorized, and has employed, at its own expense, the services of an Investment Sub-Advisor. An Investment Sub-Advisory Agreement between the Company and MFS Institutional Advisors, Inc. (“MFSI”), formerly MFS Asset Management, Inc., went into effect on August 16, 1984. MFSI is registered with the SEC as an investment adviser. Its principal offices are located at 500 Boylston Street, Boston, Massachusetts 02116. MFSI serves as investment adviser to substantial private and institutional accounts. MFS serves as investment adviser to certain mutual fund and insurance company separate accounts. As of December 31, 2007, Massachusetts Financial Services Company (“MFS”) and its subsidiaries including MFSI, had over $197.0 billion in assets under management, which included over $45.0 billion in assets, managed by MFSI. Under the Sub-Advisory Agreement, MFSI will provide the Board of Managers with an investment program for their consideration and will execute the program approved by the Board.

This Sub-Advisory Agreement was approved by a majority of the members of the Board of Managers who were not interested persons of the Accumulation Fund, the Company or MFS. The continuation of both agreements was approved by a vote of the majority of the Board of Managers who were not interested persons and by a majority of the entire Board on February 27, 2008.

Both agreements shall continue in full force and effect unless terminated by the Board of Managers of the Accumulation Fund or by a vote of the majority in interest of the contracts, which termination may be accomplished without the payment of any penalty with not more than 60 days written notice. Both agreements shall (i) automatically terminate upon assignment by either party; (ii) continue in effect from year to year, after it has been in effect for two years, only if approved annually by a vote of a majority of the Board of Managers of the Accumulation Fund who are not parties to the agreements or not interested persons of any of the parties to the agreement.

For a description of the administrator for the Accumulation Fund, see Subsection A. of the section entitled, “Deductions and Expenses.”

The Accumulation Fund is managed by a team of portfolio managers. Stephen Pesek, Senior Vice President of MFS, has been with the company since 1994 and has managed the Accumulation Fund since 1999. Maureen Pettirossi, Vice President of MFS, has been with the company since 2002 and has managed the Accumulation Fund since 2005. Jeffrey C. Constantino, Vice President of MFS, has been with the company since 2000 and has managed the Accumulation Fund since November 2006. The Accumulation Fund is set up as a co-management structure where consensus drives stock selection decisions. While working as a team – constantly discussing current holdings, sharing new ideas and leveraging off each other’s expertise – the portfolio managers co-manage the overall portfolio. In this manner, the team collaborates on ideas and jointly makes investment decisions.

The SAI provides additional information about the portfolio managers’ compensation, management of other accounts, and ownership of securities of the Accumulation Fund.

Item 7.	Deductions and Expenses

A. Sales and Administrative Functions and Expenses

The Company performs detailed administrative functions relative to the variable annuity contracts offered by this Prospectus and the Accumulation Fund.

As a consequence of an Asset Transfer and Acquisition Agreement entered into by Provident Companies, Inc., et. al. and American General Corporation, et. al., dated as of December 8, 1997, and the Separate Account Administrative Services Agreement entered into in June 1998, the Variable Annuity Life Insurance Company, 205 East 10th Street, Amarillo, Texas, became the Administrator of the Accumulation Fund (“Administrator”). The change in Administrator did not result in any changes in administrative or sales fees.

The total amounts received by the Company and Administrator in connection with the sales and administrative functions in 2007, 2006, and 2005 were $0, $0 and $0, respectively.

1. Sales Charges

Sales charges deducted from purchase payments received are in accordance with the following:

(a)	Flexible Purchase Payment Variable Annuity Contracts.

Purchase Sales Payments Charge

1st	$15,000	7.5%
Next	$10,000	6.0%
Next	$25,000	5.0%
Next	$50,000	4.0%
Over	$100,000	2.0%

(b)	Single Payment Variable Annuity Contracts.

Purchase Sales Payments Charge

First	$25,000	6.0%
Next	$25,000	3.0%
Over	$50,000	1.5%

(c)	Level Variable Annuity Contracts.

Sales charge equals 5% of each purchase payment.

(d)	Group Variable Annuity Contracts.

(i) For contracts with anticipated annual purchase payments under $50,000—5%.

(ii) For contracts with anticipated annual purchase payments of $50,000 or more—2% plus a charge of the lesser of $50 or 0.5% of amount withdrawn except payments upon the death of a participant.

(iii) No sales charge on an initial purchase payment of $250,000 if being transferred from another Section 403(b) plan. Funds in the hands of the Company or its parent, The Paul Revere Life Insurance Company, may be transferred without charge, once each year, into a variable annuity contract if the funds are already held in connection with a plan qualifying under Section 403(b) of the IRC.

2. Collection Fee

A collection fee for administrative expenses incurred in processing purchase payments in the amount of $1 is deducted from each purchase payment. This collection fee is not guaranteed and may be increased up to a maximum of $3 if necessary to reflect actual administrative expenses.

3. State Premium Taxes

The Company will, where such taxes are imposed by state law, make a deduction for premium taxes when incurred, which could be (i) at the annuity commencement date, (ii) when total surrender occurs or (iii) when premiums are paid. It is the Company’s practice to compute and deduct at the time of receipt of each purchase payment a charge for premium tax only upon that portion equal to the sales charges and collection fee delaying the charge on other amounts until the annuity commencement date. The Company gains no special benefit from its charge for premium taxes. The 0% to 3.5% range of premium tax rates varies by state and is subject to change by legislation, administrative interpretation or judicial acts.

B. Investment Advisory Fees

The Company, as the Investment Adviser and Administrative Manager of the Accumulation Fund, assesses a service charge as of each valuation, which, on an annual basis, equals 0.50% of the average daily net asset value of each Series of the Accumulation Fund.

MFSI, pursuant to an Investment Sub-Advisory Agreement with the Company, receives an advisory fee in an amount each month equal, on an annual basis, to 0.35% of the average daily net assets of the Accumulation Fund. This fee does not affect the charges made by the Company to the Accumulation Fund.

The advisory fee paid to the Company for the three years 2007, 2006 and 2005 amounted to $46,875, $53,209 and $55,270, respectively. The fees paid to MFSI by the Company in 2007, 2006 and 2005, were $20,484, $37,529 and $38,829, respectively.

C. Expense and Mortality and Expense Risk Assumptions

Although variable annuity payments will vary in accordance with investment performance of the Series of the Accumulation Fund in which the reserves are invested, the Company assures that the payments will not vary by reason of either increased life expectancy or increased expenses to amounts in excess of expense amounts provided for in the contract.

The Company, as the Sales and Administrative Manager of the Accumulation Fund, in return for a charge to the Accumulation Fund on each valuation in an amount which on an annual basis equals 1% of the average daily net asset value of the Accumulation Fund, assumes the risks that (i) annuitants may live longer than foreseen in the actuarial estimates of life expectancies; (ii) the aggregate purchase payments may exceed the redemption value as of the date of death of the annuitant (See Death Benefit, page 15); and (iii) charges by the Company for services and expenses as provided by the contract may not prove sufficient to cover the actual expenses. It is the opinion of the Company that an appropriate estimate of the division of the charge would attribute 0.55% to (i) and (ii) and 0.45% to expenses and (iii) but there has not been sufficient experience in this area to provide other than an estimate. If these charges prove insufficient the loss will fall on the Company. The charges for expense and mortality and expense risk assumed for the 3 years 2007, 2006 and 2005, amounted to $53,591, $106,579 and $110,538, respectively.

At the present time, the Company believes that there are no statutory or regulatory limitations on expenses that may be deducted from the Accumulation Fund but assures that all expense deductions (i.e., Company charges and direct expenses other than for taxes, such as charges for investment advisory service and expense and mortality and expense risk assumptions, audit expenses and fees and expenses of the Board of Managers) will not annually exceed 2% of the average daily net asset value of the Accumulation Fund.

D. Brokerage Expenses and Portfolio Turnover

MFSI in its capacity as sub-advisor selects the securities for purchase and sale by the Accumulation Fund. The Company has no set formula for the distribution of brokerage business in connection with the placing of orders for the purchase and sale of investments, as it is the Company’s policy to place orders with the primary objective of obtaining the most favorable price and execution. Consideration may be given in the allocation of business, however, to services provided by a broker, including the furnishing of statistical data and research, if the commissions charged are reasonable.

Under the Sub-Advisory Agreement and as permitted by Section 28 (e) of the Securities Exchange Act of 1934, MFSI may cause the Accumulation Fund to pay a broker-dealer who provides brokerage and research services to the Accumulation Fund and to MFSI, an amount of commission for effecting a securities transaction for the Accumulation Fund in excess of the amount another broker-dealer would have charged for the transaction. This will be done if MFSI determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or MFSI’s overall responsibility to the Accumulation Fund or to its other clients. The services provided by the broker-dealer also must lawfully and appropriately assist MFSI in the performance of its investment decision-making responsibilities.

The advisory fee paid by the Company to MFSI will not be reduced as a consequence of MFSI’s receipt of brokerage and research services. To the extent that the Accumulation Fund’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Accumulation Fund will exceed those that might otherwise be paid by an amount which cannot be determined. Such services are useful and of value to MFSI in serving both the Accumulation Fund and other clients and conversely such service obtained by placement of brokerage business of other clients would be useful to MFSI in carrying out its obligations to the Accumulation Fund. While such services are not expected to reduce the expenses of MFSI, through the use of the services, MFSI avoids the additional expense which would be incurred if it should attempt to develop comparable information through its own staff.

Brokerage commissions paid in the years ended December 31, 2007, 2006 and 2005, amounted to $7,701, $11,888 and $13,586, respectively. Stated as a percentage of gross purchase payments received, brokerage commissions for 2007 and 2006 were not meaningful. Brokerage commissions were paid to 38 brokers in 2007. In the years ended December 31, 2007, 2006, and 2005 the aggregate rates of portfolio turnover were 62%, 82% and 74%, respectively.

Item 8.	General Description of Variable Annuity Contracts

A. Types of Contracts

As stated previously, the public offering of Contracts was discontinued and no further offering of Contracts is being made hereby.

There are 4 types of variable annuity Contracts offered by this Prospectus. They are:

1. Flexible Purchase Payment Variable Annuity Contract.

The Flexible Contract provides for purchase payments to be made in the amounts and at such times as the contractowner desires with certain contract limits and limits provided for by the IRC when contracts are issued in connection with plans qualifying for special tax treatment.

2. Single Payment Variable Annuity Contract.

The Single Contract provides for additional payments after the first only at the option of the Company.

3. Individual “Level Charge” Variable Annuity Contract.

The Level Contract is designed to be issued to an individual qualifying for tax deferred treatment under Section 403(b) of the IRC.

4. Group Variable Annuity Contract.

The Group Contract is issued as a master group contract to an employer in connection with a plan qualifying under Section 403(b) of the IRC. Each participant employee is issued a certificate evidencing his interest in the Accumulation Fund which at all times is fully vested.

All Contracts except Group Contracts provide for accumulation of values within the general assets of the Company as well as the Accumulation Fund.

Any inquiries concerning these Contracts can be made at the principal offices of the Company, 18 Chestnut Street, Worcester, Massachusetts 01608.

B. Voting Rights

Individual Contractowners and participants in Group Contracts described in this Prospectus (whether prior to or after the annuity commencement date) will be entitled to vote at meetings of the Accumulation Fund with respect to: (i) any change in fundamental investment or other policies of the Accumulation Fund requiring approval of interests therein; (ii) initial approval of or any amendment to, the Investment Advisory Agreement; (iii) election of members of the Board of Managers of the Accumulation Fund; (iv) ratification of an independent certified public accountant for the Accumulation Fund; and (v) any other business which may properly come before the meeting.

The number of votes to which a contractowner or participant is entitled is equal to the number of variable accumulation units credited to his contract or certificate as of a date (record date) not earlier than 120 days nor later than 30 days prior to the meeting as selected by the Board of Managers. Contractowners will be entitled to vote only if he or she was the owner on the record date and on the date of the meeting. Contractowners with a voting interest will be given written notice of the meeting and of the number of votes to which such person is entitled. Voting may be in person or by proxy.

C. Ownership Rights and Limitations

During the lifetime of the annuitant, the Contractowner or participant may, subject to the rights of any designated irrevocable beneficiary or any assignee, exercise any rights and enjoy any privileges granted by the contract including the right to designate, change or revoke any beneficiary nomination and to designate a new Contractowner. Any change of beneficiary or ownership or assignment of the contract or of any benefit under it shall not be binding upon the Company unless filed at its Home Office.

The Company may rely upon the correctness of information, notice and other material furnished it by the Contractowner or participant including any determination of classification of any party thereto. The Contractowner shall in no event be considered an agent of the Company for any purposes under these contracts.

To the extent permitted by law, no annuitant, contingent annuitant, beneficiary or participant shall have the right to assign, alienate, encumber, anticipate or commute any benefit or payment under the contract and no payment shall be subject by attachment or otherwise to claims of creditors of any Contractowner, participant, annuitant, a secondary annuitant or beneficiary.

D. Transfer and Exchange Privileges

A Contractowner (except under a Group Contract) may direct the Company to transfer all or a portion of a variable accumulation value to the general assets of the Company to provide fixed accumulation value. The transfer will be made without charge to the Contractowner and will be effected at current value at the valuation next following the receipt of the request in the Home Office of the Company. Effective January 16, 2007, the Company no longer accepts transfer requests for the Accumulation Fund. Accordingly, owners of Contracts investing in the Accumulation Fund may no longer transfer monies to the Accumulation Fund from the Fixed Accumulation option under the Contracts. Contractowners may continue to allocate new purchase payments or transfer monies to the Fixed Accumulation option. The privileges of exchange and transfer may be discontinued or modified at any time by the Company.

The Board of Managers has elected not to adopt policies and procedures with respect to the frequent transfers of contract value among sub-accounts. Because contracts of the Accumulation Fund are no longer being offered and sold publicly and because the contracts do not offer sub-accounts, the frequent transfer of contract value among sub-accounts does not present a risk to Contractowners, participants, annuitants, or beneficiaries. As a result, the Board of Managers has concluded that such policies and procedures are unnecessary.

E. Splitting Units

The Company reserves the right to split the value of an accumulation unit, an annuity unit, or both, if such action is deemed to be in the best interest of the Contractowner, annuitant and the Company. In effecting any split of unit value, strict equity will be preserved and the split will have no material effect on the benefits, provisions, or investment return of the contractowner, participant, annuitant, beneficiary or to the Company. A split may be effected to either increase or decrease the number of units.

F. Modification of Group Contracts

The Group Contract may be modified in any respect by written agreement between the Contractowner and the Company so long as such modification does not reduce or take away accumulation value credited to a participant or any annuity previously provided under the contract. No such modification by the Company will modify the annuity purchase rates with respect to any accumulation value credited to the contract unless the modification is for the purpose of conforming the contract to requirements of the IRC.

G. Adjustments

The Contractowners, participants, annuitants, contingent annuitants and beneficiaries are required to furnish all information and evidence which the Company may reasonably require in order to administer the contract. If the age, sex or other relevant facts with respect to any participant, annuitant, contingent or beneficiary are misstated, the amount of any benefit payable shall be payable on the basis of correct information. Any underpayment by the Company will be paid in full with the next payment due following the determination of the true facts and any overpayment may be deducted with interest at the rate of 5% per annum for any amounts payable thereafter or charged to the person overpaid or his representative. The Company may require proof of age before making any annuity payments and reserves the right to require evidence satisfactory to it that the annuitant is living on the date on which any annuity payment is due.

H. Experience Credits—Group Contracts

Experience credits may be allowed on Group Contracts as of any contract anniversary in accordance with the experience credit plan of the Company in force at the time. Any experience credits allowed will be credited or applied in accordance with plan provisions. In no event will experience credits reduce the number of accumulation units credited to the contract or any participant in the Accumulation Fund. The granting of experience credits is at the sole discretion and expense of the Company and it is not obligated to grant such credits. Experience credits will not be available under Individual Contracts.

For each of the last three fiscal years ended December 31, 2007, no experience credits have been granted.

I. Early or Deferred Commencement Dates

The contract provides for monthly annuity benefit payments beginning on a selected annuity commencement date. However, upon written request to the Company, the Contractowner or participant may change this date by electing a prior annuity commencement date or, with the Company’s consent, a later annuity commencement date.

Item 9.	Annuity Period

A. Annuity Settlement Options

Under the variable annuity Contracts offered by this Prospectus, the Contractowner or participant in a Group Contract may elect to have the annuitant receive variable annuity benefit payments in accordance with one or more of the options described below under each of which payments will be made from the Accumulation Fund. If no option is selected, Option I with 120 monthly payments guaranteed will be assumed to have been elected.

Option I—Variable Life Annuity with 120 or 240 monthly payments guaranteed. A variable annuity payable monthly during the lifetime of the annuitant ceasing with the last monthly payment due immediately preceding or coincident with the annuitant’s death with a guarantee if, at the death of the annuitant, payments have been made for less than 120 months or 240 months, as selected, variable annuity payments will be continued to the beneficiary during the remainder of the guaranteed period.

Option II—Unit Refund Variable Life Annuity. A variable annuity payable for a period certain and after that during the lifetime of the annuitant. The number of period certain payments is equal to the amount applied under the option divided by the amount of the first annuity payment, provided however, that the final period certain payment shall be multiplied by that part of the answer to the above calculation which is not a whole number.

Option III—Joint and Survivor Variable Life Annuity. A variable annuity payable monthly during the joint lifetime of the primary annuitant and a secondary annuitant and continuing during the lifetime of the survivor. Since there is no minimum number of payments guaranteed it would be possible under this option for only one monthly annuity payment to be made, if the annuitant and the secondary annuitant both die prior to the due date of the second payment; or only two if they both died before the third, etc.

Option IV—Variable Life Annuity. A variable annuity payable monthly during the lifetime of the annuitant and ceasing with the last monthly payment due immediately preceding or coincident with the annuitant’s death. Since there is no minimum number of payments guaranteed, it would be possible under this option for only one monthly payment to be made if the annuitant dies prior to the due date of the second payment; or only two if death were before the third, etc.

Additional annuity options as may be agreed to by the Company are available.

B. Fixed Annuity Options

In lieu of any options payable from the Accumulation Fund, the Contractowner or participant may, on 30 days written notice of the Company prior to the annuity commencement date, specify that all or part of the value of the contract, less any applicable premium taxes not previously charged for, may be applied to provide a fixed annuity. The annuity purchase rates will be determined from either the rate table set forth in the contract or the Company’s published rate tables applicable on the day the first monthly payment falls due, whichever is more favorable to the annuitant. A fixed annuity is payable from the Company’s general assets and does not participate in the investment experience of the Accumulation Fund.

C. Provisions Affecting Annuity Benefit Payments

If the initial monthly annuity payment would be less than $25, payments shall be made at less frequent intervals or the values of the participant’s interest shall be distributed in a lump sum as selected by the Contractowner or participant.

Item 10.	Death Benefit

If an annuitant dies prior to the annuity commencement date, the redemption value of the Contract will be payable to the beneficiary named in the Contract. If the redemption value as of the valuation following the date of death is less than the total amount of purchase payments made adjusted for partial withdrawals or redemptions, the Company will also pay a death benefit from its general assets equal to the difference between the adjusted purchase payments and the redemption value.

At the death of the annuitant after the annuity has commenced, if no other provision for settlement is applicable, the amount payable, if any, will be determined as of the valuation following the date of election, which may be made within 60 days of the date of death by the beneficiary and paid in one sum to the beneficiary on receipt of acceptable proof of death by the Company at its Home Office. The beneficiary may, within 60 days following such death, elect in lieu of a lump sum payment to receive annuity payments subject to the provisions of the Contract as to minimum amounts and time of election in accordance with Option I or IV or elect to have the amount payable, if any, remain in the Accumulation Fund to the credit of the beneficiary. Payment options in lieu of lump sum payment shall not be available to any estate, fiduciary, corporation, partnership or association without the consent of the Company.

A beneficiary entitled to receive payments not based on life contingencies may elect a single sum payment equal to the value of the Contract.

Item 11.	Purchases and Contract Value

A. Purchase Payment Provisions

Effective January 16, 2007, the Company no longer accepts transfer requests for the Accumulation Fund. Accordingly, owners of Contracts investing in the Accumulation Fund may no longer transfer monies to the Accumulation Fund from the Fixed Accumulation option under the Contracts. Contractowners may continue to allocate new purchase payments or transfer monies to the Fixed Accumulation option. Purchase payments for the Fixed Accumulation option are payable to the Company at its Home Office. In the case of Flexible Contracts each purchase payment must be at least $50 except when paid by pre-authorized check plan or under a payroll deduction plan when the minimum purchase payment is $25. In the case of Level Contracts, the minimum purchase payment is $25. Purchase payments for Group Contracts must aggregate a minimum of $300 annually with respect to each participant. Subsequent payments may be made only with the consent of the Company.

Under Flexible Contracts the maximum purchase payment is $2,500 except where a larger purchase payment is being made on a regular basis. In such case the maximum purchase payment that can be made in any contract year without the consent of the Company is an amount 3 times the amount paid in the first contract year.

Purchase payments for Level and Group Contracts must be made monthly or such other frequency agreed to by the Company.

Under all Contracts and certificates (in the case of Group Contracts) the purchase payment, net of sales charge, deductions for applicable premium tax charge and collection fee or contract charge (in the case of Single Contracts) will be credited to the Contract (or certificate) as accumulation units. The number of accumulation units to be credited will be determined by dividing the net purchase payment by the value of an accumulation unit next determined after receipt of the purchase payment (or the issue of the contract or certificate in the case of an initial purchase payment.)

B. Accumulation Units

Accumulation units are a measure of the value of the Contract before the annuity commencement date. Accumulation units are credited separately for variable and fixed accumulations. The number of accumulation units credited is equal to the net purchase payment applied divided by the value of the accumulation unit next determined following the receipt of the purchase payment by the Company at its Home Office (or the issue of the Contract or certificate). The number of accumulation units credited is not changed by any subsequent variation in the value of an accumulation unit. The value of variable accumulation units will vary from valuation to valuation reflecting the investment experience of the Accumulation Fund.

The value of a variable accumulation unit for each Series is determined as of a valuation date by dividing (a) the net asset value of that Series of the Accumulation Fund by (b) the number of accumulation units within that Series. Changes in the value of a Series of the Accumulation Fund depend on investment experience, such as, realized and unrealized capital gains and losses on portfolio securities and upon net income from such securities.

C. Net Asset Value

The net asset value of a Series of the Accumulation Fund is determined each business day of the Company as of the close of the New York Stock Exchange and on such other business days when there is sufficient activity in the portfolio securities of the Series to affect the value thereof by adding the cash held plus the value of securities plus other assets and subtracting any liabilities or obligations chargeable to the Series. Securities are valued at the closing price for such securities traded on organized exchanges and at the last bid price for non-traded securities and securities not traded on an organized exchange. Other assets including restricted securities are valued at fair value as determined in good faith by or under the direction of the Board of Managers. Obligations chargeable are (i) incurred expenses for audit (ii) fees and expenses of the Board of Managers and (iii) charges made by the Company for expenses and mortality and expense risk assumed and investment management and advisory services in an amount which on an annual basis is not to exceed 2.0% of the average daily net asset value of the Series of the Accumulation Fund.

Events or circumstances affecting the value of Accumulation Fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Annuity Units is determined, such as foreign securities trading on foreign exchanges that may close before the time the net asset value is determined, may be reflected in the Accumulation Fund’s calculation of net asset value when the Company or MFSI deems that the particular event or circumstance would materially affect the net asset value of a Series of the Accumulation Fund. Such events or circumstances may be company specific, such as an earnings report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Managers believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the net asset value of a Series of the Accumulation Fund fairly reflects security values as of the time of pricing.

D. Annuity Unit

1. Value of Variable Annuity Unit

The value of a variable annuity unit as of any valuation date is determined by multiplying the value of the preceding annuity unit value by a factor to neutralize the assumed net investment rate (3  1/2% or 5% per annum as selected by the Contractowner and included in the annuity tables used to determine the first payment) and further multiplied by the ratio of the value of a variable accumulation unit as of the current valuation to the value of a variable accumulation unit of the preceding valuation. The number of variable annuity units determining annuity payments remains constant once the number has been determined. Generally, the election of the 5% net investment rate will produce higher initial annuity payments but such payments will rise more slowly or fall more rapidly than annuity payments based on 3  1/2% assumed net investment rate under conditions of similar investment performance.

2. Amount of Monthly Annuity Payments

The number of annuity units determining each monthly annuity payment is equal to (a) the value applied to provide the annuity payment (less any applicable premium tax); multiplied by (b) the applicable annuity purchase rates; and divided by (c) the annuity unit value when the number is being determined. The number of annuity units will remain fixed unless the units are split as described herein.

Each monthly annuity payment will be equal to the number of annuity units as determined above, multiplied by the value of an annuity unit determined in the daily valuation two weeks preceding the date on which payment is due, but in no event as of a time preceding the effective date of the contract. The amount of each variable annuity payment will vary from month to month depending on the investment experience of the appropriate Series of the Accumulation Fund but the Company guarantees that the amount of each payment will not be affected by variations in mortality experience among annuitants or by expenses incurred in excess of expense assumptions. (see Expense and Mortality and Expense Risk Assumptions, page 11).

Item 12.	Redemptions

The redemption value of any contract on any date prior to the annuity commencement date is the product of the number of accumulation units credited to the Contract multiplied by the value of an accumulation unit as the valuation next following receipt of the written request for redemption at the Home Office of the Company. The contractowner or participant may redeem his Contract in whole or in part at any time prior to the annuity commencement date for an amount not exceeding its redemption value provided that the value of the contract following any partial redemption shall at least equal the minimum initial payment required to purchase such Contract. The Company reserves the right to require the surrender of the variable annuity Contract upon its termination.

Payment for any redemption will be made within 7 days following receipt of the request at the Home Office of the Company. The right of redemption may be suspended or the date of payment postponed (a) for any period (i) during which the New York Stock Exchange is “closed” for other than weekends or holidays or (ii) during which trading on the New York Stock Exchange is restricted; (b) for any period during which an emergency exists as a result of which (i) disposal of securities of the Accumulation Fund is not reasonably practical or (ii) it is not reasonably practical for the Accumulation Fund to clearly determine the value of its net assets; or (c) for such other period as the Securities and Exchange Commission by order permits for the protection of the Contractowners.

Item 13.	Taxes

Introduction

The variable annuity contracts described in this Prospectus are designed for use in connection with retirement plans that may or may not be qualified plans under Section 401, 403, and 408 of the IRC. The ultimate effect of federal income tax on variable accumulation value, on the annuity payments, and on the economic benefit to the owner, participant, annuitant, payee or the beneficiary depends on the Company’s tax status, upon the type of retirement plan for which the contract was purchased and upon the tax and employment status of the individual concerned. The discussion contained herein is general in nature, is based upon the Company’s understanding of current federal income tax law (including recently enacted amendments), and is not intended as tax advice. Any person concerned with these tax implications should consult a competent tax advisor.

Taxation of Annuities in General

Section 72 of the IRC governs taxation of annuities in general. No taxes are imposed on increases in value of the variable annuity Contract until distribution occurs as either annuity payments under an annuity option elected or in the form of a cash withdrawal or lump sum payment prior to the annuity commencement date, except where the variable annuity Contract is owned by a person who is not a natural person (e.g. corporation). In such cases, the income of the contract is treated as ordinary income received or accrued by the owner during that taxable year (see IRC (S)72 (u)(l)). Section 72 of the IRC has been amended by the Tax Equity and Fiscal Responsibility Act of 1982 (“TEFRA”), the Tax Reform Act of 1984 (“The 1984 Act”), the Tax Reform Act of 1986 (“TRA-86”), and more recently the Technical and Miscellaneous Revenue Act of 1988 (“TAMRA”), the Omnibus Budget Reconciliation Act of 1989 (“OBRA”) and the Revenue Recognition Act of 1990. The following discussion of annuity taxation applies only to contributions and attributable earnings made to contracts after August 13, 1982 as affected by TEFRA, the 1984 Act, TRA-86, TAMRA, OBRA and the Revenue Recognition Act of 1990. If an owner or participant has made contributions before August 14, 1982 to another annuity contract and exchanges that contract for a variable annuity contract offered by this Prospectus, then different tax treatment may apply to contributions (and attributable earnings) made before August 14, 1982.

In the case of a non-qualified variable annuity Contract (Flexible or Single) a partial cash withdrawal (i.e., a withdrawal of less than the entire value of the Contract) or if the annuity Contract is assigned or pledged as collateral for a loan, the amount of the loan or withdrawal, will be treated as taxable income until all amounts in excess of cost basis are accounted for. In the case of a qualified Contract, the portion of the distribution which bears the same ratio to the total distribution as the investment in the Contract bears to the total value of the accrued benefit as of the date of the distribution, is excludable from gross income. In the case of most qualified Contracts, however, the cost basis of the employee beneficiary will be zero and distributions prior to the annuity commencement date will therefore be taxable in full. The taxable portion of a withdrawal or lump sum payment prior to the annuity commencement date is subject to taxes as ordinary income. In case of payments after the annuity commencement date under an annuity option, a portion of each payment, generally, is taxable as ordinary income. The taxable portion is determined by applying to each payment an “exclusion ratio” which is the ratio the cost basis in the contract bears to the expected return on the Contract. The amount in excess of the “exclusion amount” is taxable. If the owner recovers his entire cost basis during the term of annuity payments, then the “exclusion ratio” will no longer apply and the whole annuity payment will be taxable. In the case of Flexible and Single Contracts issued on a non-qualified basis, taxable cash withdrawals and lump sum payments will be subject to a 10% penalty except when made under certain circumstances. This 10% penalty also affects certain annuity payments.

This penalty will not apply to distributions which are: (a) made to an owner after the owner reaches 59  1/2; (b) made to a beneficiary or the estate of an annuitant upon death of the annuitant; (c) attributable to owners becoming disabled so as to be unable to engage in any substantial gainful occupation or activity by reason of any medically determinable mental or physical impairment which can be expected to result in death or to be of long, continuing and indefinite duration; (d) allocable to purchase payments made before August 14, 1982; (e) made from a qualified pension plan; (f) one in a series of substantially equal periodic payments made for the life of the annuitant or the joint lives of that annuitant and his beneficiary; (g) distributions under an immediate variable annuity Contract; or (h) which is purchased by an employer upon termination of a qualified plan and held by the employer until such time as the employee separates from service. Similar rules apply to distributions from Flexible and Single Contracts issued to qualified plans.

In addition, Contracts will not be treated as annuity contracts for purposes of section 72 unless the Contract provides (a) that if the Contractowner dies on or after the annuity starting date but prior to the time before the entire interest in the contract has been distributed the remaining portion of the interest is distributed at least as rapidly as under the method of distribution in effect at the time of the Contractowners death; and (b) if the Contractowner dies prior to the annuity commencement date the entire interest is (i) distributed within five years after the death of the owner or (ii) distributed as annuity payment over the life of a designated beneficiary (or over a period that does not extend beyond the life expectancy of a designated beneficiary) and such distribution begins within one year of the Contractowner’s death. However, the contract may be continued in the name of the spouse of the Contractowner.

The Company believes that the contracts described in this prospectus meet these requirements.

Diversification Requirements

Section 817(h) of the IRC authorizes the Treasury Department to set standards by regulation or otherwise for the investments of the Accumulation Fund to be “adequately diversified” in order for the contract to be treated as an annuity contract for federal income tax purposes. The diversification requirements of Section 817(h) do not apply to annuity contracts which are held under a plan described in Section 401(a), 403(a), 403(b), 408, or 408A of the IRC.

The Accumulation Fund intends to comply with the diversification requirements prescribed in Regulations Section 1.817-5, which affect how the assets may be invested. Although the Company does not control the investments of the Accumulation Fund, nonetheless, we believe that the Accumulation Fund will be operated in compliance with the requirements prescribed by the Treasury Department. Contact owners bear the risk that the entire Contract could be disqualified as an annuity contract under the IRC due to the failure of the Accumulation Fund to be deemed to be “adequately diversified.”

Ownership Treatment

In connection with its issuance of temporary and proposed regulations under Section 817(h) in 1986, the Treasury Department announced that those regulations did not “provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company to be treated as the owner of the assets in the account” (which would result in the current taxation of the income on those assets to the contract owner). In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Under the contracts in Rev. Ruling 2003-91, there was no arrangement, plan, contract or agreement between an owner and the insurance company regarding the availability of a particular investment option and all investment decisions concerning the sub-accounts were made by the insurance company or an adviser in its sole and absolute discretion. Rev. Ruling 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.

The Company does not believe that the ownership rights of a Contractowner under the Contract would result in any Contractowner being treated as the owner of the assets of the Accumulation Fund under Rev. Ruling 2003-91. However, the Company does not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent a Contractowner from being considered the owner of a pro-rata share of the assets of the Accumulation Fund.

Aggregation of Contracts

For purposes of determining a contract owner’s gross income, the IRC provides that all nonqualified deferred annuity contracts issued by the same company (or its affiliates) to the same contract owner during any calendar year shall be treated as one annuity contract. Additional rules may be promulgated under this provision to prevent avoidance of its effect through the ownership of serial contracts or otherwise.

Withholding for federal income taxes on some distributions may be required unless the recipient elects not to have such amounts withheld and properly notifies the Company of that election.

Qualified Plans

The variable annuity Contracts may be used with several types of qualified plans. The tax rules applicable to participants in such qualified plans vary according to the type of plan and terms and conditions of the plan itself. Purchasers of variable annuity Contracts for use with any qualified plan should seek competent legal and tax advice regarding the suitability of the Contracts.

A. Section 403(b) Plans

Under Section 403(b) of the IRC payments made by public school systems and certain tax exempt organizations to purchase annuity Contracts for their employees are excludable from the gross income of the employee subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

B. Individual Retirement Annuities

Sections 219, 408, and 408A of the IRC permit individuals or their employers to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA”. IRA’s are subject to limitations on the amount which may be contributed and the time when distributions may commence. In addition, distribution from certain other types of qualified plans may be placed into an IRA on a tax deferred basis.

C. Corporate Pension and Profit Sharing Plans

Sections 401(a) and 403(a) of the IRC permit corporate employers to establish various types of plans for employees. Such retirement plans may permit the purchase of a variable annuity Contract to provide benefits under the plans.

D. H.R.-10 Plans

The Self-Employed Individual Tax Retirement Act of 1962 as amended, commonly referred to as “H.R.-10” permits self-employed individuals to establish tax qualified plans for themselves and their employees. These plans are limited by law to maximum permissible contributions, distribution dates and non-forfeitability of interest. In order to establish such a plan, a plan document, usually in the form approved in advance by the Internal Revenue Service, is adopted and implemented by the employer.

Item 14.	Legal Proceedings

There are no material legal proceedings pending to which the Company or the Accumulation Fund is a party or of which property of either of them is subject.

CHANGES IN OPERATION OF THE ACCUMULATION FUND

The Company reserves the right, subject to compliance with applicable law, (1) to operate the Accumulation Fund as a management investment company under the 1940 Act or in any other form permitted by law, (2) to deregister the Accumulation Fund under the 1940 Act in accordance with the requirements of the 1940 Act and (3) to substitute the shares of any other registered investment company for the Fund shares held by the Accumulation Fund, in the event that Fund shares are unavailable for Accumulation Fund investment, or if the Company shall determine that further investment in such fund shares is inappropriate in view of the purpose of the Fund. In no event will the changes described above be made without notice to Contractowners in accordance with the 1940 Act.

The Company reserves the right, subject to compliance with applicable law, to change the name of the Accumulation Fund.

LEGAL OPINION

Legal matters relating to Federal securities laws applicable to the Contracts as well as all matters relating to Federal income tax laws and the insurance laws of Massachusetts and other states in which contracts have been offered, have been passed upon by Susan N. Roth, Vice President and Secretary of The Paul Revere Variable Annuity Insurance Company.

FIXED ACCUMULATION

Individual Variable Annuity Contracts described in this Prospectus have a fixed accumulation provision which, if selected by the contractowner, permits an accumulation at a fixed current rate of interest. This rate is set from time to time for a specific period. The interest rate credited will never be less than 3  1/2%. Accumulations under the fixed accumulation provision of these annuity Contracts become part of the general assets of the Company which support insurance and obligations generally. Because of exemptive and exclusionary provisions, interest in the general assets have not been registered under the Securities Act of 1933 (“1933 Act”) nor are the general assets of the Company registered as an investment company under the 1940 Act. Accordingly neither the general assets nor any assets therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosure regarding the fixed portion of the annuity Contracts and the general assets, however, may be subject to certain generally applicable provisions of Federal Securities Law related to the accuracy and completeness of the statements made in prospectuses.

PRIOR CONTRACTS

A. Flexible Payment Contracts Issued Prior to June 1, 1977

The following contract provisions shall remain in effect for Contracts issued prior to June 1, 1977 and shall not apply to Contracts issued after that date.

The charge for sales and administration is based upon the aggregate amount of all purchase payments made under the Contract, including payments then being made, in accordance with the following:

	Purchase Payments	Total Charges	Sales Charges	Administrative Charges
First	$5,000	8.0%	5.5%	2.5%
Next	$5,000	7.5%	5.0%	2.5%
Next	$5,000	7.0%	4.5%	2.5%
Next	$5,000	6.5%	4.0%	2.5%
Next	$5,000	6.0%	3.5%	2.5	%*
Next	$25,000	5.0%	2.5%	2.5	%*
Next	$50,000	4.0%	1.5%	2.5	%*
Over	$100,000	2.0%	1.25%	0.75	%*

*	Maximum administrative charge deducted from one purchase payment is $500.

Total purchase payments in force under Individual Flexible Purchase Payment Annuity Contracts issued by the Insurance Company and owned by Contractowner, his spouse or his children under age 21 years are combined for the purpose of determining the aggregate amount of purchase payments.

Contracts issued prior to June 1, 1977 shall not be subject to the $1 collection fee assessed against each purchase payment.

B. Group Contracts Issued Prior to June 1, 1977

The following provisions shall remain in effect for all Group Contracts issued prior to June 1, 1977 and shall not apply to such Contracts after that date.

The charge for sales and administration will be 6% of each purchase payment, 3.5% representing the sales charge and 2.5% the administration charge.

A participant may request transfer of the accumulation value credited to any other Group Contract issued by the Company under which the participant also qualifies as a participant or to an Individual Contract issued by the Company, in either case without charge.

Contracts issued prior to June 1, 1977 shall not be subject to the $1 collection fee assessed against each purchase payment.

C. Group Deposit Administration Variable Annuity Contracts

Prior to 1984, the Company issued Group Deposit Administration Variable Annuity Contracts which were issued as master Group Contracts to employers or trustees to cover all present and future participants under a plan. The basic features of these Contracts were substantially the same as those outlined for Contracts in this Prospectus.

Certain of these Contracts remain in force and purchase payments are continuing to be received in connection therewith. Such Contracts issued between June 1, 1980 and January 1, 1984 were subject to a sales charge based on the aggregate amount of all purchase payments made under the Contract including the payment then being made in accordance with the following table.

	Purchase Payments	Sales Charges
First	$15,000	5.0%
Next	$10,000	3.5%
Next	$25,000	2.5%
Over	$50,000	2.0%

Contracts issued between June 1, 1977 and June 1, 1980 were subject to one of two sets of sales charges. Those Contracts where the Insurance Company provided service functions including but not limited to assistance in initial establishment of employee benefit plan, plan design, employee booklet preparation, actual evaluation, tax reporting and individual recordkeeping were subject to the following sales charges:

	Purchase Payments	Sales Charges
First	$15,000	7.5%
Next	$10,000	6.0%
Next	$25,000	5.0%
Next	$50,000	4.0%
Over	$100,000	2.0%

Contracts to which the Company provided no service functions were subject to the same sales charges as applied to Contracts issued between June 1, 1980 and January 1, 1984.

Contracts issued prior to June 1, 1977 were, and continue to be, subject to sales charges as shown below except where the sales charges of the later contracts are more favorable to the Contractowner. In such cases the more favorable sales charge is made.

	Purchase Payments	Total Charges		Sales Charges	Administrative Charges
First	$5,000	8.0%		5.5%	2.5%
Next	$5,000	7.5%		5.0%	2.5%
Next	$5,000	7.0%		4.5%	2.5%
Next	$5,000	6.5%		4.0%	2.5%
Next	$5,000	6.0	%*	3.5%	2.5	%*
Next	$25,000	5.0	%*	2.5%	2.5	%*
Next	$50,000	4.0	%*	1.5%	2.5	%*
Over	$100,000	2.0	%*	1.25%	0.75	%*

*	The maximum administrative charge deducted from one purchase payment is $500.

Only contracts issued after June 1, 1977 are subject to a collection fee, which is currently $1. (see Collection Fee, page 10)

The Company reserves the right to modify these Contracts in any respect on the 10th or subsequent contract anniversary including the right to increase sales and administrative charges or annuity purchase rates as to payments received subsequent to such modification.

Item 15.	Table of Contents of the Statement of Additional Information

THE PAUL REVERE VARIABLE ANNUITY CONTRACT ACCUMULATION FUND

VARIABLE ANNUITY CONTRACTS

SOLD BY

THE PAUL REVERE VARIABLE ANNUITY INSURANCE COMPANY

WORCESTER, MASSACHUSETTS 01608

(508) 799-4441

PART B

INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

Item 16.	Cover Page

This Statement of Additional Information should be used to supplement information provided by the April 29, 2008, Prospectus, which describes variable annuity contracts (“Contracts”) offered by The Paul Revere Variable Annuity Insurance Company (“Company” or “PRV”).

This Statement of Additional Information is not a Prospectus. Please read the Prospectus carefully before purchasing any of the Contracts offered by the Company. The Statement of Additional Information should be read with the Prospectus. The Prospectus sets forth information about the contracts and The Paul Revere Variable Annuity Contract Accumulation Fund (“Accumulation Fund” or “Fund”) that a prospective investor ought to know before investing. The Prospectus may be obtained, without charge, upon written or oral request by calling Linda Daughetee at (800) 718-8824, or sending a written request to Unum Group, c/o Susan Roth, 1 Fountain Square, Chattanooga, Tennessee, 37402. Please refer to the Table of Contents for a cross-reference index to the Prospectus.

The date of this Statement of Additional Information is April 29, 2008.

The date of the Prospectus is April 29, 2008.

Item 17.	Table of Contents

CROSS REFERENCES TO THE PROSPECTUS

TOPIC	PAGE NO. OF PROSPECTUS
General Information and History	6
Investment Objective and Policies	7
Management	8
Investment Advisory Services	11
Brokerage Allocation	11
Purchase and Pricing of Contracts	16
Annuity Payments	17

I tem 18.	General Information and History

The Company serves as insurer and as investment adviser to the Accumulation Fund. The Company was organized on August 6, 1965 under Massachusetts General Laws and is a stock life insurance company, wholly-owned by The Paul Revere Life Insurance Company (“PRL”), a Massachusetts corporation. Each has its principal office at 18 Chestnut Street, Worcester, Massachusetts. PRL is wholly-owned by The Paul Revere Corporation (“Paul Revere”), a Massachusetts corporation with its principal office at 18 Chestnut Street, Worcester, Massachusetts. Paul Revere is comprised of The Paul Revere Life Insurance Company, The Paul Revere Variable Annuity Insurance Company, The Paul Revere Protective Life Insurance Company and other non-insurance affiliates. Paul Revere is a wholly-owned subsidiary of Unum Group. Unum Group is a Delaware corporation with its principal office at 1 Fountain Square, Chattanooga, Tennessee 37402.

The Accumulation Fund was organized on December 22, 1965 and is registered as a diversified, open-end investment company under the Investment Company Act of 1940 (“1940 Act”). The Accumulation Fund is the separate account through which the Company sets aside separate and apart from its general assets, assets attributable to variable annuity Contracts. Under Massachusetts law, regulation of the Company by the Insurance Commissioner of Massachusetts includes regulation of its Accumulation Fund which is not a separately incorporated entity. The Company is subject to the laws of Massachusetts governing life insurance through the regulation of the Massachusetts Commissioner of Insurance (“the Commissioner”). An Annual Statement in prescribed form is filed with the Commissioner on or before March 1 of each year covering the operations of the Company for the preceding year and its financial condition as of December 31 of such year. Its books and assets are subject to review and examination by the Commissioner or his agent at all times. A full examination of its operations is conducted by the Commissioner at least once every 3 years. In addition, the Company is subject to insurance laws and regulations of other states where it is licensed to operate.

The Company is taxed as a life insurance company under Sub-Chapter L of the Internal Revenue Code of 1986, as amended. Although the operations of the Accumulation Fund are accounted for separately from other operations of the Company for purposes of federal taxation, the Accumulation Fund is not separately taxed as a regulated investment company or otherwise as a taxable entity separate from the Company. Under existing federal income tax laws, the income (consisting primarily of interest, dividends and net capital gains) of the Accumulation Fund, to the extent that it is applied to increase reserves under variable annuity Contracts, is not taxable to the Company.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of Company assets, including separate account assets that are treated as Company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the separate account, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; and (ii) under applicable income tax law, Contractowners are not the owners of the assets generating the benefits.

The Rules and Regulations of the Accumulation Fund provide for a five- member Board of Managers, members being elected at annual meetings for 3-year terms. A majority of the Board of Managers will not be “interested persons” as defined in Section 2(a) of the 1940 Act.

Investment custodial services are provided through an agreement between the Company and J.P. Morgan Chase Manhattan Bank, 3 Chase MetroTech Center, 6th Floor, Brooklyn, New York 11245. The Accumulation Fund’s independent registered public accounting firm is Ernst & Young LLP, Republic Centre, Suite 1500, 633 Chestnut Street, Chattanooga, Tennessee, 37450.

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the contracts and the Accumulation Fund discussed in the Prospectus. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus. Statements contained in the Prospectus concerning the content of the contract and legal instruments are only summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Commission.

1

The laws and regulations of the states in which the Company is licensed contain various requirements as to the amounts of stockholder’s equity which the Company is required to maintain. The Company’s statutory capital and surplus of $114,046,378 and $109,480,000, as of December 31, 2007 and 2006, respectively, is in compliance with the requirements of all such states. The Company is subject to various state insurance regulatory restrictions that limit the maximum amounts of dividends available for payment without prior approval. Under current law, during 2008, approximately $11,100,000 will be available for payment of dividends by the Company without state insurance regulatory approval. Dividends in excess of this amount may only be paid with regulatory approval. Statutory net income for 2007, 2006 and 2005, was $5,910,559, $8,360,000 and $8,560,000, respectively. The Company did not declare any dividends to its parent, PRL, in 2007. The Company declared dividend to its parent, PRL of $11,000,000 in 2006. These dividends were paid in January, 2007. The Company declared and paid dividends to its parent, PRL of $12,000,000 in 2005.

Effective January 16, 2007, the Company no longer accepts purchase payments or transfer requests for the Accumulation Fund. Accordingly, owners of Contracts investing in the Accumulation Fund may no longer allocate purchase payments or transfer monies to the Accumulation Fund from the Fixed Accumulation option under the Contracts. Contractowners may continue to allocate new purchase payments or transfer monies to the Fixed Accumulation option.

The Company, for business reasons, has determined to wind down its variable annuity business. No new Contracts have been sold since 1984 and the Accumulation Fund has experienced net redemptions for the past ten years. The Company will explore with the Board alternatives available to the Accumulation Fund under the Contracts and federal and state law.

I tem 19.	Investment Objectives and Policies

The primary investment objective of both Series of the Accumulation Fund is growth of capital. The assets of the Accumulation Fund will usually be invested in common stocks believed to have potential for growth but may, from time to time, be invested in other securities. When deemed necessary for defensive purposes, the Accumulation Fund may substantially increase that portion of its assets invested in fixed income obligations and held in cash. As the contracts are subject to the risks associated with common stock investments and changing economic conditions, there can be no assurance that the investment objective will be attained. Please refer to the Prospectus for a description of all fundamental and non-fundamental investment policies.

Fundamental investment policies may not be changed without the approval of a majority in interest of the owners of annuity contracts to which variable accumulation units are credited. A majority in interest of the owners of variable annuity contracts means the vote of (a) 67% or more of the vote of the Contractowners present and entitled to vote at the meeting, if Contractowners who hold with the power to vote over 50% of the variable accumulation units outstanding are present or represented by proxy; or (b) more than 50% of the variable accumulation units outstanding, whichever is less. Non-fundamental investment policies may be changed by a vote of the Board of Managers.

On December 31, 2007, the Accumulation Fund did not own any restricted securities. If the Accumulation Fund buys restricted securities in the future, the Board of Managers will be required to value such securities in good faith in determining the net asset value of the Accumulation Fund. If the Accumulation Fund sells such securities, it may be deemed an “Underwriter” (as such term is defined in the Securities Act of 1933 and the Rules and Regulations promulgated by the Securities and Exchange Commission thereon) with respect thereto, and registration of such securities under the Securities Act may be required. The Accumulation Fund will endeavor to have the issuer or some other person agree to bear the expenses of such registration but if there is no agreement, the Accumulation Fund might have to bear such expenses which could be substantial. Where registration is required a considerable period may elapse between the time when the decision may be made to sell securities and the time the Accumulation Fund may be permitted to sell under an effective registration statement. During such period, if adverse market conditions develop, the Accumulation Fund may not be able to obtain as favorable a price as that prevailing at the time the decision to sell is made.

2

The Company has at various times deemed it necessary for defensive purposes to substantially increase the portion of the Fund’s assets in unsecured short-term notes, normally maturing within two weeks of the date of purchase. It is the Fund’s policy to limit purchases in corporate short-term notes to notes rated “Prime-I” by Moody’s Investors Services. The percentage of the Fund’s net assets held in short-term notes at December 31, 2007, 2006, and 2005 and amounted to 0.0%, 2.1% and 0.0%, respectively. MFS Institutional Advisors, Inc. (“MFSI”), formerly MFS Asset Management, Inc., in its capacity as sub-advisor selects the securities for purchase and sale by the Accumulation Fund. Changes in the Accumulation Fund’s investments are reviewed by the Board of Managers. The aggregate portfolio turnover rates for the years 2007, 2006, and 2005 were 62%, 82% and 74%, respectively.

The Accumulation Fund does not disclose its portfolio securities to any person, other than in public filings in which portfolio securities are required to be disclosed.

I tem 20.	Management

A. Board of Managers of the Accumulation Fund

MEMBERS OF THE BOARD OF MANAGERS—

NOT INTERESTED PERSONS

(1) Name, Address and Age	(2) Position(s) Held with the Accumulation Fund	(3) Term of Office and Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Accumulation Fund Overseen by Director or Nominee for Director	(6) Other Directorships Held by Director or Nominee For Director
H.C. Goodwin (73) 11 Waters Street Millbury, MA 01527	Member, Board of Managers	2008-2011 6 years of service	President of Manufacturers Service Center, Inc. (metal and plastic parts manufacturer)	2	None

Gordon T. Miller (85) 27 Briarwood Circle Worcester, MA 01606	Vice Chairman, Board of Managers	2007-2010 39 years of service	Retired; Former Vice President and Director of Industrial Relations of Barry Wright Corporation, Newton Lower Falls, MA (anti-vibration products)	2	None

Joan Sadowsky (78) 770 Salisbury Street Apt. 576 Worcester, MA 01609	Member, Board of Managers	2006-2009 22 years of service	Retired; Former Vice President of Human Resources, Atlas Distributing Corporation, Auburn, MA (beverage distribution)	2	None

None of the members of the Board of Managers who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940 (“Independent Managers”) owns beneficially or of record securities of PRV or any of its affiliates.

3

A. Board of Managers of the Accumulation Fund—(Continued)

MEMBERS OF THE BOARD OF MANAGERS—

INTERESTED PERSONS

(1) Name, Address and Age	(2) Position(s) Held with the Accumulation Fund	(3) Term of Office and Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Accumulation Fund Overseen by Director or Nominee for Director	(6) Other Directorships Held by Director or Nominee For Director
David G. Fussell * (60) 1 Fountain Square Chattanooga, TN 37402	Member, Board of Managers	2006-2009 6 years of service	Senior Vice President Unum Group, Chattanooga, Tennessee	2	None

Donald E. Boggs * (62) 1 Fountain Square Chattanooga, TN 37402	Chairman, Board of Managers	2007-2010 10 years of service	Retired, Senior Vice President, Unum Group, Chattanooga, Tennessee	2	None

*	Officers of PRV, (the investment adviser and sponsoring insurance company) and other subsidiaries within the Unum Group holding company system.

B. Remuneration of the Board of Managers

Unum Group is responsible for payment of fees and expenses of the members of the Board of Managers as well as expenses for audit of the Accumulation Fund. All other expenses or services relative to the operation of the Accumulation Fund are paid for by the Company for which it deducts certain amounts from purchase payments and from the Accumulation Fund (see Prospectus, page 9). Members of the Board of Managers who are also active or retired officers, directors or employees of the Company do not receive any fees from the Accumulation Fund. These members are deemed to be interested persons and receive direct remuneration or an indirect benefit as active or retired officers and/or stockholders of the Company. The total aggregate remuneration paid by the Accumulation Fund to all members of the Board of Managers for the fiscal year ended December 31, 2007 was $7,200.00. This amount represents consideration paid for attendance at meetings of the Board of Managers. Reimbursement for expenses incurred may also be made if and when applicable.

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COMPENSATION TABLE

(1) Name of Person, Position	(2) Aggregate Compensation From Registrant	(3) Pension or Retirement Benefits Accrued As Part of Fund Expenses	(4) Estimated Annual Benefits Upon Retirement	(5) Total Compensation From Registrant and Fund Complex Paid to Directors

H.C. Goodwin, Member, Board of Managers	$2,400	$0	$0	$2,400
Gordon T. Miller, Vice Chairman, Board of Managers	$2,400	$0	$0	$2,400
Joan Sadowsky, Member, Board of Managers	$2,400	$0	$0	$2,400
David G. Fussell, Member, Board of Managers	$0	$0	$0	$0
Donald E. Boggs, Chairman, Board of Managers	$0	$0	$0	$0

DIRECTOR’S OWNERSHIP OF REGISTRANT’S SECURITIES

(1) Name of Director	(2) Dollar Range of Equity Securities in the Registrant	(3) Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
David G. Fussell	None	None

Donald E. Boggs	None	None

H.C. Goodwin	None	None

Gordon T. Miller	None	None

Joan Sadowsky	None	None

C. Independent Directors and their Immediate Family Members

As of December 31, 2007, no Independent Manager and no immediate family member of an Independent Manager beneficially or of record owned any equity securities of the Company, the investment adviser or the principal underwriter of the Accumulation Fund, or any person directly or indirectly controlling, controlled by, or under common control with the Company, the investment adviser or the principal underwriter of the Accumulation Fund.

As of December 31, 2007, no Independent Manager and no immediate family member of an Independent Manager has, during the two most recently completed calendar years, had any direct or indirect interest, the value of which exceeded $120,000, in any of the following:

•	the Company, investment adviser or the principal underwriter of the Accumulation Fund; or

5

•

any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Company, the investment adviser or the principal underwriter of the Accumulation Fund.

As of December 31, 2007, no Independent Manager and no immediate family member of an Independent Manager has, during the two most recently completed calendar years, had any material direct or indirect interest in any transaction or series of similar transactions, in which the amount involved exceeded $120,000 and to which any of the following persons was a party:

•	the Accumulation Fund, or officer thereof;

•

any investment company or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act which has the same insurance company, investment adviser or principal underwriter as the Accumulation Fund or has an insurance company, investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or the principal underwriter of the Accumulation Fund, or officer thereof;

•	the Company, the investment adviser or the principal underwriter of the Accumulation Fund, or officer thereof; or

•

any person directly or indirectly controlling, controlled by, or under common control with the Company, the investment adviser or the principal underwriter of the Accumulation Fund, or officer thereof.

As of December 31, 2007, no Independent Manager and no immediate family member of an Independent Manager has, during the two most recently completed calendar years, had any direct or indirect relationship, in which the amount involved exceeded $120,000, with any of the following persons:

•	the Accumulation Fund, or officer thereof;

•

any investment company or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act which has the same insurance company, investment adviser or principal underwriter as the Accumulation Fund or has an insurance company, investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or the principal underwriter of the Accumulation Fund, or officer thereof;

•	the Company, the investment adviser or the principal underwriter of the Accumulation Fund, or officer thereof; or

•

any person directly or indirectly controlling, controlled by, or under common control with the Company, the investment adviser or the principal underwriter of the Accumulation Fund, or officer thereof.

As of December 31, 2007, no officer of the Company, the investment adviser or the principal underwriter of the Accumulation Fund or an officer of any person directly or indirectly controlling, controlled by, or under common control with the Company, the investment adviser or the principal underwriter of the Accumulation Fund, during the two most recently completed calendar years, has served on the board of directors of a company where an Independent Manager of the Accumulation Fund or an immediate family member of an Independent Manager has also served as an officer of such company during the two most recently completed calendar years.

D. Election of the Board of Managers

Under Article III of the Rules and Regulations of the Accumulation Fund, members of the Board of Managers are elected at the annual meeting to serve for the term of three years, following those whose terms are then expiring, provided that when terms of more than two members of the Board expire in the same year, the term of members to be elected shall be adjusted in such a manner that terms of at least one but not more than two members shall expire in each of the next three years.

Under the terms of the 1940 Act, the Accumulation Fund must have a Board of Managers, not more than sixty-percent of the members of which are deemed to be “interested persons” of the Accumulation Fund or its Investment Advisor/Principal Underwriter as defined in the 1940 Act. Members of the Board of Managers Ms. Sadowsky, Mr. Miller and Mr. Goodwin are not deemed to be “interested persons” as defined in the 1940 Act. Mr. Boggs and Mr. Fussell each are deemed to be an “interested person” by virtue of his status as an active or retired officer and/or director of the Investment Advisor.

6

E. Audit Committee of the Board of Managers

Due to the size and structure of the Accumulation Fund and its Board, the Board does not have a standing audit committee, and as a result does not have an audit committee charter. The functions that would be performed by the audit committee are performed by the entire Board.

The Accumulation Fund has a nominating committee. Members of the Nominating Committee include H. C. Goodwin, Gordon T. Miller and Joan Sadowsky, none of whom is an “interested person”. The Nominating Committee did not meet during the last fiscal year (2007) of the Accumulation Fund. The Board of Managers adopted a written charter for the Nominating Committee on May 18, 2005.

F. Proxy Voting Policies and Procedures

The Accumulation Fund has delegated the authority to vote proxies to the Company and has authorized the Company to delegate proxy voting authority to MFSI. MFSI’s Proxy Voting Policy and Procedures are attached to this Statement of Additional Information as Appendix A (the “Proxy Voting Policy”).

Information regarding how the Accumulation Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling collect (423) 294-8913 and on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

G. Code of Ethics

The Accumulation Fund, the Company, and MFSI have each adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Accumulation Fund, subject to certain restrictions.

These codes of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The codes of ethics are also available on the EDGAR database on the SEC’s website at http://www.sec.gov. Copies of the codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

I tem 21.	Investment Advisory and Other Services

The Company currently serves as investment adviser to the Accumulation Fund pursuant to an Investment Advisory Agreement, which was approved by Contractowners on August 8, 1996. The agreement must be renewed each year by a majority of the Accumulation Fund’s Board of Managers who are not parties to the agreement or not interested persons of any part to the agreement.

Under the agreement, the Company agrees to provide “investment advisory services” to the Accumulation Fund. In that connection, it is required specifically to provide the Board of Managers continuously with an investment program for its approval or rejection and, if rejected, to submit another program for consideration.

Pursuant to the agreement, the Company is responsible for all duties related to the investment, reinvestment and safekeeping of the assets of the Accumulation Fund and for all expenses attributable to performing its investment advisory services, including costs of compensating officers and employees of the Company connected with providing investment advisory services to the Fund.

In connection with the Company’s obligations under the agreement, the Company bears the cost of all services and expenses attributable to the maintenance and operation of the Accumulation Fund (other than costs relating to the administration and distribution of the variable annuity contracts, which are provided for in the current Sales and Administration Agreement for the Accumulation Fund). These costs include, among other things: fees paid to MFSI pursuant to the Investment Sub-Advisory Agreement between the Company and MFSI as described below; fees required by federal and state securities regulatory authorities and the National Association of Securities Dealers, Inc.; costs of maintaining the books and records of the Accumulation Fund; outside legal, accounting, actuarial and other professional costs; costs of determining the net asset value of each series of the Accumulation Fund; and other out-of-pocket expenses relating to the Accumulation Fund, including salaries, rent, postage, telephone, travel, office equipment and stationery. All brokerage commissions and other fees relating to purchases and sales of investments for the Accumulation Fund are paid out of the assets of the Accumulation Fund.

7

For its advisory services to the Accumulation Fund under the agreement, the Company charges an amount which equals, on an annual basis, 0.50% of the average daily net asset value of each Series of the Fund. This charge is paid semi-monthly by the Accumulation Fund. At December 31, 2007, the net asset values for each series of the Accumulation Fund were $1,474,425 (Series N) and $2,836,028 (Series Q). For the fiscal years ended December 31, 2007, 2006 and 2005, the Company received fees under the agreement aggregating $46,875, $53,209 and $55,270, respectively.

A. Sales and Administrative Services Agreement

The Company also performs administrative functions pursuant to a Sales and Administrative Services Agreement between the Company and the Accumulation Fund dated February 19, 1970 and re-executed on February 16, 1989.

Under the agreement, the Company performs administrative functions relative to variable annuity Contracts, receiving as compensation the sales and administration charge deducted from purchase payments as described in the Prospectus. The total sales and administration charges received by the Company in 2007, 2006, and 2005, were $0, $0 and $0, respectively.

The Company also received $53,591, $106,579 and $110,538, from the Accumulation Fund during 2007, 2006, and 2005 respectively, as its charge for assuming the mortality and expense risks under its variable annuity Contracts, this representing a charge on each valuation date of an amount which, on an annual basis, equals 1% of the average daily net asset value of the Accumulation Fund as permitted under the Sales and Administrative Services Agreement. At the present time the Company believes there are no statutory or regulatory limitations on the expenses that may be deducted from the Accumulation Fund, but the Company assures that all expense deductions, other than for taxes, will not exceed 2% annually based upon the average daily net asset value of the Accumulation Fund.

The average daily net asset value of the Accumulation Fund means the sum of the net asset value of the appropriate Series of the Accumulation Fund respectively computed on each valuation during the period divided by the number of valuations.

B. Custodian

Investment custodial services are provided through an agreement between the Company and JPMorgan Chase Bank, 3 Chase MetroTech Center, 6th Floor, Brooklyn, New York 11245. Under the agreement, JP Morgan Chase Bank’s responsibilities include safeguarding and controlling the Accumulation Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Accumulation Fund’s investments.

C. Independent Registered Public Accounting Firm

The Accumulation Fund’s independent registered public accounting firm is Ernst & Young LLP, Republic Centre, Suite 1500, 633 Chestnut Street, Chattanooga, Tennessee, 37450. Ernst & Young conducts the annual audits of the Accumulation Fund’s financial statements.

D. Investment Sub-Advisory Agreement

Under the Investment Advisory Agreement between the Accumulation Fund and Company, the Company is specifically authorized to employ one or more sub- advisors in connection with the services to be performed and obligations to be assumed by the Company. Pursuant thereto, the Company entered into an Investment Sub-Advisory Agreement (“Sub-Agreement”) with Massachusetts Financial Services Company (“MFS”) which was approved by a majority of Contractowners on August 16, 1984. In 1996, this relationship was taken over by MFSI, a wholly-owned subsidiary of MFS. The Sub-Agreement is subject to the same terms for approval, renewal and termination as the Agreement itself.

Under the Sub-Agreement, MFSI, subject to the supervision of the Company and the Board of Managers, is responsible for all aspects of day-to-day management of the investments of the Accumulation Fund. Among other things, it is required to (i) perform research and evaluate pertinent data; (ii) provide the Board with an investment

8

program for the Accumulation Fund for its approval; (iii) make investment decisions and carry them out by placing orders for the execution of portfolio transactions consistent with the investment policies of the Accumulation Fund as set forth in its current Prospectus; (iv) report to the Board of Managers at least quarterly with respect to the implementation of the approved investment plan; (v) transmit to the Company information necessary for the Company to perform its responsibilities with respect to the Accumulation Fund; (vi) create and maintain brokerage records as required by law; and (vii) provide the office space, material and personnel necessary to fulfill its obligations under the Sub- Agreement and to pay all expenses incurred by it in connection with its activities. However, MFSI is not required to perform services or bear expenses related to the maintenance and operation of the Accumulation Fund. (These expenses are properly assumed by the Company pursuant to the Agreement.)

For the services MFSI furnishes to the Company and the Accumulation Fund as sub-advisor, the Sub-Agreement provides that the Company will pay MFSI each month an amount which, on an annual basis, will equal 0.35% of the average daily net assets of each Series of the Fund. In 2007, 2006 and 2005, respectively, the Company paid MFSI a total of $20,484, $37,529 and $38,829, as provided for under the Sub-Agreement. These payments did not affect the amount of the advisory fees to be paid to the Company by the Accumulation Fund under the Agreement.

MFSI, formerly MFS Asset Management, Inc. is a Delaware corporation with its principal offices at 500 Boylston Street, Boston, Massachusetts 02116. MFSI, together with its parent corporation, Massachusetts Financial Services Company and its predecessor organizations, have a history of money management dating from 1924. MFSI is a wholly-owned subsidiary of MFS.

MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which is ultimately a subsidiary of Sun Life Assurance Company of Canada, 150 King Street West, Toronto, Canada M5H 1J9.

As of December 31, 2007, MFS and its subsidiaries had over $197.0 billion in assets under management, which included over $45.0 billion managed by MFSI.

MFSI serves as investment adviser to substantial private and institutional accounts. MFS serves as investment adviser to certain mutual fund and insurance company separate accounts.

The following list shows the names and addresses and principal occupations of all directors and principal officers of MFSI.

Name and Address	Principal Occupation
*Robert J. Manning	Director, Chairman of the Board and Chief Investment Officer
*Carol W. Geremia	President
*Martin E. Beaulieu	Director
*Maria F. Dwyer	Chief Compliance Officer
*Mark N. Polebaum	Secretary
*Paul T. Kirwan	Treasurer
*Elizabeth Petipas	Assistant Treasurer
*Erica Blake	Assistant Secretary
*Kimberly M. Collins	Assistant Secretary
*Ethan D. Corey	Assistant Secretary
*Daniel W. Finegold	Assistant Secretary
**Mitchell C. Freestone	Assistant Secretary
*Susan Newton	Assistant Secretary
*Genevieve D. Pluhowski	Assistant Secretary
*Lisa A. Sheeler	Assistant Secretary
*Timothy F. Tierney	Tax Officer

*	Address is: 500 Boylston Street, Boston, Massachusetts, 02116
**	Paternoster House, 65 St. Paul’s Churchyard, London EC4M 8AB

9

E. Ownership and Control

As of the Record Date, the members of the Board of Managers of the Accumulation Fund and the directors and principal officers of PRV, as a group, through their ownership of individual variable annuity contracts, owned beneficially and of record no Units.

The following Contractowners beneficially owned more than 5% of the units in the Fund as of the record date, March 31, 2008:

Name	Address	Number of Units Beneficially Owned	Percent
Fred Dopheide	773 Concord Road Glen Mills, PA 19342	14,405.058	9.67%
Margaret Baird	30 North Franklin Street Montpelier, VT 05602	10,027.295	6.73%
Marilyn Pellet	72 Whitehill Drive West Hartford, CT 06117	7,732.286	5.19%

F. Experts

The financial statements of The Paul Revere Variable Annuity Contract Accumulation Fund at December 31, 2007, and for each of the periods indicated therein, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firms as experts in accounting and auditing.

The financial statements of The Paul Revere Variable Annuity Insurance Company at December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

I tem 22.	Portfolio Managers

The Accumulation Fund is managed by a team of portfolio managers. Stephen Pesek, Senior Vice President of MFS, has been with the company since 1994 and has managed the Accumulation Fund since 1999. Maureen Pettirossi, Vice President of MFS, has been with the company since 2002 and has managed the Accumulation Fund since 2005. Jeffrey C. Constantino, Vice President of MFS, has been with the company since 2000 and has managed the Accumulation Fund since November 2006.

10

I tem 23.	Brokerage Allocation

MFSI, a sub-advisor to the Company, selects the securities for purchase and sale by the Accumulation Fund. Changes in the Accumulation Fund’s investments are reviewed by the Board of Managers.

The Company has no set formula for the distribution of brokerage business in connection with the placing of orders for the purchase and sale of investments. The primary consideration in placing portfolio security transactions with broker/dealers is execution at the most favorable prices and in the most effective manner possible.

MFSI attempts to achieve this result by selecting broker/dealers to execute portfolio transactions on behalf of the Accumulation Fund and its other clients on the basis of their professional capability, the value and quality of the brokerage services and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but prices include a dealer’s markup or markdown), MFSI normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of such securities purchased from underwriters, the cost of such securities generally included a fixed underwriting commission or concession. From time to time soliciting dealer fees may be available to MFSI on the tender of Accumulation Fund portfolio securities in so-called Tender or Exchange Offers. Such soliciting dealer fees will be, in effect, recaptured for the Accumulation Fund by MFSI to the extent possible. At present no other recapture agreements are in effect. Brokerage business is not allocated based on the sale of variable annuity contracts.

Under the Sub-Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, MFSI may cause the Accumulation Fund to pay a broker/dealer who provides brokerage and research services to the Accumulation Fund and to MFSI, an amount of commission for effecting a securities transaction for the Accumulation Fund in excess of the amount other broker/dealers would have charged for the transaction, if MFSI determines in good faith that the greater commission is reasonable in relation to the value of the brokerage research services provided by the executing broker/dealer viewed in terms of either a particular transaction or MFSI’s overall responsibility to the Accumulation Fund or to its other clients. Not all such services are useful or of value in advising the Accumulation Fund. The services provided by the broker-dealer also must lawfully and appropriately assist MFSI in the performance of its investment decision-making responsibilities.

The term “broker and research services” includes advice as to the value of the securities, the advisability of investing in, purchasing or selling securities and the availability of securities or of purchasers or sellers of securities.

It also includes furnishing analysis reports and reports concerning issues, industries, securities, economic factors, trends, portfolio strategies, performance of accounts, as well as effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of MFSI, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker/dealer might charge may be paid to broker/dealers who were selected to execute transactions on behalf of the Accumulation Fund and MFSI’s other clients.

This could occur, in part, when a broker/dealer provides advice as to the availability of securities or purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Broker/dealers may be willing to furnish statistical research and other factual information or services (“research”) to MFSI for no consideration other than brokerage and underwriting commissions. Securities may be bought or sold through such broker/dealers but, at present, unless otherwise directed by the Accumulation Fund, a commission higher than one charged, will not be paid to such a firm solely because it provided such “research” to MFSI.

MFSI’s investment management personnel attempt to evaluate the quality of “research” provided by brokers. Results of this effort are sometimes used by MFSI as a consideration in selection of brokers to execute portfolio transactions. However, MFSI is unable to quantify the amount of commission which was paid as a result of such “research” because a substantial number of transactions were effected through brokers who provide “research” but were selected principally because of their execution capabilities.

11

In certain instances, there may be securities which are suitable for the Accumulation Fund’s portfolio as well as that of one or more of the other clients of MFSI. Investment decisions for the Accumulation Fund and for MFSI’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by or bought or sold for other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are unavoidable because several clients have similar investment objectives. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized in some cases this system could have a detrimental effect on the price or volume of the securities as far as the Accumulation Fund is concerned. In other cases, it is believed that the Accumulation Fund’s ability to participate in volume transactions will produce better transaction results for the Accumulation Fund.

Brokerage commissions paid in the years ended December 31, 2007, 2006, and 2005 amounted to $7,701, $11,888 and $13,586, respectively. Brokerage commissions were paid to 38 brokers in 2007. No brokerage commission was paid to any broker who was or is an affiliated person of the Company, the Accumulation Fund or MFSI.

I tem 24.	Purchase and Pricing of Securities Being Offered

NOTE: Contracts are no longer being offered or sold to the public and the Company no longer accepts purchase payments or transfers into for the Accumulation Fund.

Please refer to the Prospectus for a description of each Contract offered by the Prospectus (Prospectus, page 12) and the amount of any sales charge and collection fee assessed against any purchase payment (Prospectus, page 12).

The balance of a purchase payment, after deduction of the sales charge, any applicable premium tax charge and the collection fee will be applied to provide accumulation units to the credit of the contract. Variable accumulation units will be credited on the basis of the value of a variable accumulation unit as of the valuation date next following its receipt of the purchase payment by the Company at its Home Office.

The Flexible Purchase Payment Variable Annuity Contract (“Flexible”) provides for an annuity to begin at some future date with voluntary purchase payments in addition to the initial purchase payment being permitted at the discretion of the Company, but with certain limits on the exercise of such discretion where the contract qualifies for special tax treatment under the Internal Revenue Code.

The Single Payment Variable Annuity Contract (“Single”) provides for a purchase of the Contract in one sum at the time the Contract is issued and for an annuity subsequent to the issue date of the Contract.

Both contracts permit accumulation on a full variable, fully fixed or combined variable and fixed basis.

The Individual “Level Charge” Variable Annuity Contract (“Level”) is designed primarily to be issued to an individual who desires to fund a retirement plan involving a reduction of salary which qualifies for tax- deferred treatment under the Internal Revenue Code. This Contract permits accumulation on a fully variable, fully fixed or combined variable and fixed basis.

The Group Variable Annuity Contract (“Group”) is designed primarily to be issued as a master Group Contract to an employer to fund a plan involving reduction of salary which qualifies for tax-deferred treatment under the Internal Revenue Code, or plans involving allocation of accumulation values to participants. A participant has at all times a fully vested interest in the value of his certificate. This Contract provides for variable accumulation only.

Please refer to the Prospectus for a detailed explanation as to how the accumulation unit is valued (Prospectus, page 16).

12

I tem 25.	Underwriters

The Company previously served as the principal underwriter for Contracts offered by the Prospectus. The Contracts are no longer offered and sold to the public and the Company no longer accepts new purchase payments or transfers into the Accumulation Fund. The Company did not receive any underwriting commissions for the sale of these Contracts.

I tem 26.	Calculation of Performance Data

No performance data is included in the Prospectus; therefore, this item is inapplicable.

I tem 27.	Annuity Payments

The number of annuity units determining each monthly annuity payment is equal to the value applied to annuity payments less any applicable premium tax multiplied by the applicable annuity purchase rates and divided by the annuity unit value when the number is being determined. The number of annuity units will remain fixed unless the units are split as described in the Prospectus (Prospectus, page 14).

Each monthly annuity payment will be equal to the number of annuity units as determined above multiplied by the value of an annuity unit determined in the daily valuation two weeks preceding the date on which payments are due but in no event as of the time preceding the effective date of the contract. The amount of each variable annuity payment will vary from month to month depending on the investment experience of the appropriate Series of the Accumulation Fund but the Company guarantees the amount of each payment will not be affected by variations in mortality experience among annuitants or by expenses incurred in excess of expense assumptions (see Prospectus, page 15).

Illustration of Variable Annuity Payment Calculation:

Value applied to provide an annuity:	$47,750
Multiplied by annuity purchase rate (from tables):	$6.40 per $1,000
Equals tabular annuity amount:	$305.60
Divided by annuity unit value on the valuation when the number of annuity units is determined:	$0.522602
Equals number of annuity units determining each monthly annuity payment:	584.766
Multiplied by annuity unit value for valuation two weeks preceding date annuity benefit payable:	$0.533.170
Equals annuity payment for month in dollars:	$311.78

13

I tem 28.	Financial Statements

AUDITED FINANCIAL STATEMENTS

The Paul Revere Variable Annuity Contract Accumulation Fund

Years Ended December 31, 2007 and 2006

With Report of Independent Auditors

The Paul Revere Variable Annuity Contract Accumulation Fund

Audited Financial Statements

December 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Owners and the Board of Managers of

The Paul Revere Variable Annuity Contract Accumulation Fund

of The Paul Revere Variable Annuity Insurance Company

We have audited the accompanying statements of assets and liabilities of The Paul Revere Variable Annuity Contract Accumulation Fund (comprising the Qualified and Non-Qualified Portfolios) (“Fund”) including the schedule of investments, as of December 31, 2007, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Paul Revere Variable Annuity Contract Accumulation Fund (comprising the Qualified and Non-Qualified Portfolios) at December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Chattanooga, Tennessee

February 25, 2008

1

Statement of Assets and Liabilities

	December 31, 2007
	Series Q (Qualified)	Series N (Non-Qualified)
ASSETS

Investments in securities at market value
(Cost: Series Q - $2,640,645)
(Cost: Series N - $1,334,602)	$2,822,681	$1,445,070
Cash	59,265	44,240
Dividends and Interest receivable	2,103	1,076
Receivable from The Paul Revere Variable Annuity Insurance Company	—	7,171

Total Assets	2,884,049	1,497,557

LIABILITIES

Payable for investments purchased	17,172	9,550
Payable to The Paul Revere Variable Annuity Insurance Company	30,849	13,582

Total Liabilities	48,021	23,132

TOTAL NET ASSETS	$2,836,028	$1,474,425

CONTRACT OWNERS’ EQUITY

Deferred contracts	$1,350,539	$686,975
Currently payable contracts	1,485,489	787,450

Total net assets	$2,836,028	$1,474,425

ACCUMULATION UNITS OUTSTANDING	213,924	108,464

NET ASSET VALUE PER ACCUMULATION UNIT	$13.257	$13.594

See accompanying notes to financial statements.

2

Statement of Operations

Year Ended December 31, 2007 Series Q (Qualified)
INVESTMENT GAIN
Income:
Dividends	$76,820
Interest	2,123

Total income	78,943

Expenses:
Mortality and expense risk fees	38,787
Investment management and advisory service fees	31,943

Total expenses	70,730

Net investment gain	8,213

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain on investments sold	844,010
Net decrease in unrealized appreciation of investments	(636,312)

Net realized and unrealized gain on investments	207,698

Increase in net assets from operations	$215,911

Year Ended December 31, 2007 Series N (Non-Qualified)
INVESTMENT LOSS
Income:
Dividends	$23,749

Expenses:
Mortality and expense risk fees	14,804
Investment management and advisory service fees	14,932

Total expenses	29,736

Net investment loss	(5,988)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain on investments sold	146,146
Net decrease in unrealized appreciation of investments	(20,591)

Net realized and unrealized gain on investments	125,555

Increase in net assets from operations	$119,567

See accompanying notes to financial statements.

3

Statements of Changes in Net Assets

	For the years ended December 31
	2007 Series Q (Qualified)	2006 Series Q (Qualified)
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment gain (loss)	$8,213	$(50,841)
Net realized gain on investments	844,010	262,609
Net increase (decrease) in unrealized appreciation of investments	(636,312)	243,981

Increase in net assets from operations	215,911	455,749

Payments to contract owners:
Annuity payments to contract owners	242,125	240,355
Terminations and withdrawals to contract owners	6,381,054	476,500

Total payments to contract owners	6,623,179	716,855

Total decrease in net assets	(6,407,268)	(261,106)

NET ASSETS

Beginning of period	9,243,296	9,504,402

End of period	$2,836,028	$9,243,296

	For the years ended December 31
	2007 Series N (Non-Qualified)	2006 Series N (Non-Qualified)
INCREASE (DECREASE) IN NET ASSETS

Operations:
Net investment loss	$(5,988)	$(15,524)
Net realized gain on investments	146,146	49,257
Net increase (decrease) in unrealized appreciation of investments	(20,591)	32,334

Increase in net assets from operations	119,567	66,067

Payments to contract owners:
Annuity payments to contract owners	54,102	52,380
Terminations and withdrawals to contract owners	126,910	6,929

Total payments to contract owners	181,012	59,309

Total increase (decrease) in net assets	(61,445)	6,758

NET ASSETS

Beginning of period	1,535,870	1,529,112

End of period	$1,474,425	$1,535,870

See accompanying notes to financial statements.

4

Schedule of Investments

December 31, 2007

	Series Q (Qualified)				Series N (Non-Qualified)
Securities of Unaffiliated Companies	Number of Shares	Cost	Market Value	% of Net Assets	Number Of Shares	Cost	Market Value	% of Net Assets
Common Stocks

Aerospace & Military Technology
United Technologies Corporation	770	49,224	58,936	2.08%	390	21,816	29,850	2.02%

Beverages
Diageo Capital PLC ADR	460	38,946	39,482		235	19,864	20,170
PepsiCo, Inc.	660	41,130	50,094		340	18,893	25,806

		80,076	89,576	3.16%		38,757	45,976	3.12%

Broadcasting & Media
Comcast Corporation*	1,400	37,507	25,564		715	19,317	13,056
News Corporation	1,470	29,724	30,120		760	15,272	15,572
Rogers Communications, Inc.	350	15,042	15,837		180	7,737	8,145

		82,273	71,521	2.52%		42,326	36,773	2.49%

Chemicals
Bayer AG ADR	210	15,040	19,150	0.67%	110	7,861	10,031	0.68%

Commercial Services
Apollo Group, Inc.*	190	10,422	13,329		100	5,689	7,015
Moody’s Corporation	310	17,337	11,067		160	8,830	5,712
Omnicom Group, Inc.	560	28,397	26,617		290	14,703	13,784

		56,156	51,013	1.80%		29,222	26,511	1.80%

Computer – Systems & Services
Apple, Inc.*	200	15,465	39,616		100	8,363	19,808
Automatic Data Processing, Inc.	470	20,931	20,929		240	10,759	10,687
Citrix Systems, Inc.*	480	16,279	18,245		250	8,558	9,503
Dell, Inc.*	900	23,294	22,059		470	12,126	11,520
eBay, Inc.*	630	19,534	20,910		320	10,193	10,621
EMC Corporation*	1,390	21,802	25,757		710	11,324	13,156
Fidelity National Information	390	18,312	16,220		200	9,548	8,318
Google, Inc., Class A*	105	42,578	72,605		60	27,941	41,489
International Business Machines Corporation	228	24,270	24,647		120	12,811	12,972
International Game Technology	440	18,533	19,329		220	8,630	9,665
Microsoft Corporation	2,400	70,030	85,440		1,240	35,503	44,144
Network Appliance, Inc.*	650	19,226	16,224		320	9,394	7,987
Oracle Corporation*	3,600	63,931	81,288		1,840	29,999	41,547
VeriSign, Inc.*	460	15,569	17,300		230	7,784	8,650
Yahoo!, Inc.*	400	9,594	9,305		200	4,797	4,652

		399,348	489,874	17.27%		207,730	254,719	17.28%

Conglomerate
Danaher Corporation	640	46,792	56,154		332	24,204	29,130
General Electric Company	1,560	54,737	57,829		812	28,710	30,101

		101,529	113,983	4.02%		52,914	59,231	4.02%

See accompanying notes to financial statements.

5

Schedule of Investments (continued)

December 31, 2007

	Series Q (Qualified)				Series N (Non-Qualified)
Securities of Unaffiliated Companies	Number of Shares	Cost	Market Value	% of Net Assets	Number of Shares	Cost	Market Value	% of Net Assets
Common Stocks

Consumer Goods & Services
Altria Group, Inc.	220	14,042	16,628		110	6,756	8,314
Colgate-Palmolive Company	220	14,754	17,151		120	7,951	9,355
NIKE, Inc.	550	25,488	35,332		283	13,041	18,180
Proctor & Gamble Company	830	47,668	60,939		420	25,068	30,836

		101,952	130,050	4.59%		52,816	66,685	4.52%

Energy Services
Exxon Mobil Corporation	480	36,473	44,971		245	18,462	22,954
Halliburton Company	820	29,728	31,086		430	15,605	16,301
Hess Corporation	180	10,816	18,155		90	5,293	9,077
Marathon Oil Corporation	270	15,850	16,432		120	7,042	7,303
Noble Corporation	360	16,424	20,344		180	8,249	10,172
Praxair, Inc.	440	28,047	39,032		218	13,885	19,339
Schlumberger, Ltd.	160	11,396	15,739		80	5,480	7,870
Weatherford International, Ltd.*	240	14,428	16,464		120	7,103	8,232

		163,162	202,223	7.13%		81,119	101,248	6.87%

Financial Institutions
American Express Company	760	40,927	39,535		390	20,845	20,288
Charles Schwab Corporation	1,450	28,541	37,048		750	13,929	19,163
Franklin Resources, Inc.	110	14,300	12,587		60	7,781	6,866
State Street Corporation	790	53,993	64,148		400	26,481	32,480
The Bank of New York Mellon Corp.	604	27,047	29,451		311	14,005	15,164
UBS AG	440	27,285	20,240		180	11,080	8,280
Western Union	1,530	32,025	37,148		790	16,890	19,181

		224,118	240,157	8.47%		111,011	121,422	8.23%

Foods
General Mills, Inc.	350	20,270	19,950		190	10,965	10,830
Nestle SA ADR	495	46,393	56,839		250	23,051	28,706

		66,663	76,789	2.71%		34,016	39,536	2.68%

Health Services
UnitedHealth Group, Inc.	390	23,928	22,698	0.80%	200	12,572	11,640	0.79%

Insurance
Aflac, Inc.	490	26,615	30,689	1.08%	250	13,520	15,658	1.06%

Leisure & Tourism
Royal Carribean Cruises, Ltd.	690	28,226	29,284	1.03%	350	14,363	14,854	1.01%

Manufacturing
Precision Castparts Corporation	70	7,116	9,709	0.34%	40	4,815	5,548	0.38%

See accompanying notes to financial statements.

6

Schedule of Investments (continued)

December 31, 2007

	Series Q (Qualified)				Series N (Non-Qualified)
Securities of Unaffiliated Companies	Number of Shares	Cost	Market Value	% of Net Assets	Number of Shares	Cost	Market Value	% of Net Assets
Common Stocks

Medical & Health Products
Advanced Medical Optics *	960	40,137	23,549		500	20,692	12,265
Allergan, Inc.	460	25,742	29,550		240	13,484	15,418
Amgen, Inc.*	460	30,883	21,362		230	15,429	10,681
Cardinal Health, Inc.	250	17,883	14,438		130	9,337	7,508
Celgene Corporation*	360	18,203	16,636		190	9,256	8,780
CR Bard	200	16,724	18,960		90	7,652	8,532
Genentech, Inc.*	205	14,985	13,749		100	7,319	6,707
Genzyme Corporation*	860	56,648	64,018		442	27,671	32,902
Johnson & Johnson	770	48,324	51,359		393	24,347	26,213
Medtronic, Inc.	1,360	72,756	68,367		690	36,375	34,686
Merck KGA ADR *	400	17,172	17,365		200	8,586	8,683
Millipore Corporation*	420	31,372	30,736		218	16,289	15,953
Novartis AG ADR	430	23,693	23,353		220	12,097	11,948
ResMed, Inc.*	755	32,363	39,660		387	16,744	20,329
Roche Holdings AG ADR	710	59,130	61,333		360	29,699	31,098
Wyeth	975	49,730	43,085		500	23,959	22,095
Zimmer Holdings, Inc. *	170	10,902	11,245		80	5,113	5,292

		566,647	548,765	19.35%		284,049	279,090	18.93%

Semiconductors
Intel Corporation	2,460	56,792	65,583		1,260	29,513	33,592
Intersil Corporation	620	16,386	15,178		310	8,193	7,589
KLA-Tencor Corporation	570	30,384	27,451		290	15,446	13,966
National Semiconductor	1,150	30,317	26,036		590	15,485	13,358
Taiwan Semiconductor	3,934	41,570	39,183		2,026	21,420	20,179

		175,449	173,431	6.12%		90,057	88,684	6.01%

Stores
Carmax, Inc.*	880	21,785	17,380		460	11,372	9,085
Coach, Inc.*	980	45,026	29,968		500	23,077	15,290
CVS Caremark Corporation	1,150	40,193	45,713		587	20,506	23,333
Lowe’s Cos., Inc.	600	18,380	13,572		310	9,559	7,012
Nordstrom, Inc.	470	22,791	17,263		247	12,063	9,072
Staples, Inc.	1,880	48,115	43,372		965	23,652	22,263
Target Corporation	550	31,013	27,500		287	15,374	14,350
W.W. Grainger, Inc.	240	18,921	21,005		120	9,468	10,502
Walgreen Company	420	16,571	15,994		210	8,303	7,997

		262,795	231,767	8.17%		133,374	118,904	8.06%

Telecommunications
Amdocs, Ltd. ADR *	1,750	58,199	60,322		895	28,199	30,851
America Movil ADR Series L	580	26,641	35,606		300	13,238	18,417
Cisco Systems, Inc.*	2,750	60,963	74,443		1,410	29,428	38,167
Juniper Networks, Inc.*	340	8,316	11,288		180	4,487	5,976
QUALCOMM, Inc.	400	15,747	15,740		210	8,056	8,264

		169,866	197,399	6.96%		83,408	101,675	6.90%

See accompanying notes to financial statements.

7

Schedule of Investments (continued)

December 31, 2007

	Series Q (Qualified)				Series N (Non-Qualified)
Securities of Unaffiliated Companies	Number of Shares	Cost	Market Value	% of Net Assets	Number of Shares	Cost	Market Value	% of Net Assets
Common Stocks

Transportation
FedEx Corporation	170	19,872	15,158		80	8,928	7,134
United Parcel Service	290	20,590	20,509		140	9,928	9,901

		40,462	35,667	1.26%		18,856	17,035	1.16%

Total Common Stocks		2,640,645	2,822,681	99.53%		1,334,602	1,445,070	98.01%

Total Investments		$2,640,645	$2,822,681	99.53%		$1,334,602	$1,445,070	98.01%

Other assets less liabilities			13,347	0.47%			29,355	1.99%

Total Net Assets			$2,836,028	100.00%			$1,474,425	100.00%

*	Non-income producing security

See accompanying notes to financial statements.

8

Financial Highlights

Selected Per Unit Data and Ratios

	Year Ended December 31
PER UNIT DATA (a)	2007	2006	2005	2004	2003
Series Q (Qualified)

Investment income	$0.090	$0.136	$0.111	$0.155	$0.093
Expenses	0.081	0.207	0.209	0.192	0.172

Net investment gain (loss)	0.009	(0.071)	(0.098)	(0.037)	(0.079)
Net realized and unrealized gains on investments	0.237	0.700	0.269	0.760	2.272

Net increase in net asset value	0.246	0.629	0.171	0.723	2.193
Accumulation unit net asset value:
Beginning of year	13.011	12.382	12.211	11.488	9.295

End of year	$13.257	$13.011	$12.382	$12.211	$11.488

Total Return	1.89%	5.08%	1.40%	6.29%	23.59%

Series N (Non-Qualified)

Investment income	$0.211	$0.119	$0.109	$0.173	$0.087
Expenses	0.264	0.244	0.253	0.260	0.199

Net investment (loss)	(0.053)	(0.125)	(0.144)	(0.087)	(0.112)
Net realized and unrealized gains on investments	1.115	0.664	0.358	0.735	2.241

Net increase in net asset value	1.062	0.539	0.214	0.648	2.129
Accumulation unit net asset value:
Beginning of year	12.532	11.993	11.779	11.131	9.002

End of year	$13.594	$12.532	$11.993	$11.779	$11.131

Total Return	8.47%	4.49%	1.82%	5.82%	23.65%

(a)      For a unit outstanding throughout the period. Additionally, the per unit amounts represent the proportionate distribution of actual investment results as related to the change in unit net asset values for the year and do not include any sales loads.

	Year Ended December 31
RATIOS	2007	2006	2005	2004	2003
Series Q (Qualified)
Operating expenses to average accumulation fund balance	1.77%	1.64%	1.65%	1.65%	1.67%
Net investment gain (loss) to average accumulation fund balance	0.21%	(0.56)%	(0.77)%	(0.31)%	(0.77)%
Portfolio turnover rate	60%	81%	74%	94%	83%
Accumulation units outstanding at the end of the year (in thousands)	214	710	768	797	826

	Year Ended December 31
RATIOS	2007	2006	2005	2004	2003
Series N (Non-Qualified)
Operating expenses to average accumulation fund balance	2.01%	2.01%	2.01%	1.97%	2.00%
Net investment loss to average accumulation fund balance	(0.41)%	(1.03)%	(1.14)%	(0.66)%	(1.12)%
Portfolio turnover rate	66%	83%	74%	93%	83%
Accumulation units outstanding at the end of the year (in thousands)	108	123	128	136	156

See accompanying notes to financial statements.

9

Notes to Financial Statements

December 31, 2007

1.	Organization

The Paul Revere Variable Annuity Contract Accumulation Fund (“the Fund”) is a separate account of The Paul Revere Variable Annuity Insurance Company (“Paul Revere Variable”), and is registered under the Investment Company Act of 1940 as an open-end diversified investment company. Paul Revere Variable is a wholly-owned subsidiary of The Paul Revere Life Insurance Company (“Paul Revere Life”) which in turn is wholly-owned by The Paul Revere Corporation which is wholly- owned by Unum Group, formerly UnumProvident Corporation. The Fund is the investment vehicle for Paul Revere Variable’s tax-deferred group annuity contracts. The Fund consists of two series. Series Q is applicable to contracts which were afforded special tax treatment under the Internal Revenue Code and are commonly referred to as “qualified contracts”.

Series N is applicable to all other contracts and are commonly referred to as “non-qualified contracts”.

2.	Accounting policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in those statements and accompanying notes. Actual results may differ from such estimates.

Common stocks are stated at market values which are based on the last sales prices at December 31, 2007, as reported on national security exchanges. Unrealized investment gains and losses are recorded through the Statement of Operations and ultimately included in contract owners’ equity. Realized gains and losses on investments sold are determined on the basis of specific identification of investments. Security transactions are accounted for on the day after the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued on a daily basis.

The Fund does not distribute net investment income and net realized capital gains through dividends to contract owners. The allocation of net investment income and net realized capital gains occurs automatically in the daily determination of unit net asset values. They are, therefore, included in the value of the contracts in force and in payments to contract owners.

Contract owners’ equity is comprised of two components. Deferred contracts terminable by owner represent amounts attributable to contracts which have not yet annuitized. Currently payable contracts include amounts equivalent to the annuity reserves relating to contracts with current annuities. Annuity reserves are computed for currently payable contracts according to the 1900 Progressive Annuity Mortality Table. The assumed interest rate is either 3.5% or 5% according to the option elected by the annuitant at the time of conversion. Paul Revere Variable bears all the mortality risk associated with these contracts.

3.	Investment advisor

Paul Revere Variable acts as investment advisor and underwriter to the Fund and provides mortality and expense guarantees to holders of variable annuity contracts. For these services, Paul Revere Variable receives mortality and expense risk fees and investment management and advisory service fees as shown on the statements of operations which, on an annual basis, will not exceed 2% of the average daily net asset value of the Fund. The current rate for such fees is 1.5% of the average daily net asset value of the Fund. Additionally, Paul Revere Variable charges a professional services fee. This fee is charged every valuation day at a rate of $50 for the qualified contracts and $30 for the non-qualified contracts. The professional services fees charged in 2007 were $12,500 and $7,500 for the qualified and non-qualified contracts, respectively.

Certain administrative services of the Fund are provided by The Variable Annuity Life Insurance Company (“VALIC”) under a contract dated May 15, 1998. These services include processing of unit transactions and daily unit value calculations subsequent to December 1, 1998 as well as accounting and other services.

4.	Investment sub-advisor

Under an investment sub-advisory agreement with MFS Institutional Advisors, Inc. (“MFSI”), MFSI provides investment management services to Paul Revere Variable for a fee which, on an annual basis, will equal 0.35% of the average daily net assets of each series of the Fund. This fee is borne by Paul Revere Variable only and does not represent an additional charge to the Fund.

10

Notes to Financial Statements (continued)

December 31, 2007

5.	Federal income taxes

The Fund’s operations are included with those of Paul Revere Variable, which is taxed as a life insurance company under the Internal Revenue Code and is included in a consolidated federal tax return filed by Paul Revere Life. In the opinion of Paul Revere Variable management, current law provides that investment income and capital gains from assets maintained in the Fund for the exclusive benefit of the contract owners are generally not subject to federal income tax. However, to the extent that Paul Revere Variable incurs federal income taxes based on the income from the Fund’s assets, the Fund will be charged.

No charges for federal income taxes have been made since the inception of the Fund.

6.	Security transactions

The aggregate cost of securities purchased and proceeds of securities sold, other than securities with maturities of one year or less, were as follows:

	Series Q (Qualified)		Series N (Non-Qualified)
	Purchases	Sales	Purchases	Sales
Year ended December 31, 2007	$2,651,723	$9,069,630	$954,518	$1,124,765

At December 31, 2007, net unrealized appreciation of investments in Series Q, amounting to $182,035, consisted of unrealized gains of $318,957 and unrealized losses of $136,922; net unrealized appreciation of investments in Series N, amounting to $110,468, consisted of unrealized gains of $175,302 and unrealized losses of $64,834.

7.	Accumulation units

The change in the number of accumulation units outstanding were as follows:

	Series Q (Qualified)
	2007	2006
Units outstanding at beginning of year	710,397	767,596
Units withdrawn from contracts:
Annuity payments	18,618	19,568
Termination and withdrawals	477,855	37,631

Net units withdrawn	496,473	57,199

Contract units withdrawn in excess of units credited	(496,473)	(57,199)

Units outstanding at end of year	213,924	710,397

On February 16, 2007, Series Q of the Fund had a termination in the amount of $6,036,756. The termination was requested by the UnumProvident Corporation Pension Plan in an effort to consolidate various pension plan assets into a centralized investment location.

11

Notes to Financial Statements (continued)

December 31, 2007

7.	Accumulation units (continued)

	Series N (Non-Qualified)
	2007	2006
Units outstanding at beginning of year	122,558	127,504
Units withdrawn from contracts:
Annuity payments	4,088	4,420
Termination and withdrawals	10,006	526

Net units withdrawn	14,094	4,946

Contract units withdrawn in excess of units credited	(14,094)	(4,946)

Units outstanding at end of year	108,464	122,558

12

AUDITED FINANCIAL STATEMENTS – STATUTORY BASIS

The Paul Revere Variable Annuity Insurance Company

Years Ended December 31, 2007 and 2006

With Report of Independent Registered Public Accounting Firm

The Paul Revere Variable Annuity Insurance Company

AUDITED FINANCIAL STATEMENTS - STATUTORY BASIS

December 31, 2007

Report of Independent Registered Public Accounting Firm

Board of Directors

The Paul Revere Variable Annuity Insurance Company

We have audited the accompanying statutory-basis statements of financial condition of The Paul Revere Variable Annuity Insurance Company as of December 31, 2007 and 2006, and the related statutory-basis statements of income, capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Paul Revere Variable Annuity Insurance Company at December 31, 2007 and 2006, or the results of its operations or its cash flows for the years then ended.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Paul Revere Variable Annuity Insurance Company at December 31, 2007 and 2006, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts.

/s/ Ernst & Young LLP

Chattanooga, Tennessee

April 28, 2008

1

STATEMENTS OF FINANCIAL CONDITION - STATUTORY BASIS

The Paul Revere Variable Annuity Insurance Company

	December 31
	2007	2006
	(in millions of dollars)
Admitted Assets

Cash and Invested Assets - Note 3
Bonds	$110.0	$109.6
Cash and Cash Equivalents	12.9	20.8
Other Long-term Investments	1.4	1.4

Total Cash and Invested Assets	124.3	131.8

Other Assets
Net Deferred Tax Asset	0.3	0.3
Investment Income Due and Accrued	1.8	1.7
Other Assets	1.8	0.9

Total Assets Excluding Separate Accounts Business	128.2	134.7

From Separate Accounts Statement	4.4	11.0

Total Admitted Assets	$132.6	$145.7

2

	December 31
	2007	2006
	(in millions of dollars)
Liabilities and Capital and Surplus
Deposit-Type Contracts	$5.9	$6.1
Interest Maintenance Reserve	6.0	6.2
Dividends to Stockholder Declared and Unpaid	—	11.0
Asset Valuation Reserve	1.1	0.9
Other Liabilities	1.2	1.0

Total Liabilities Excluding Separate Accounts Business	14.2	25.2

From Separate Accounts Statement	4.4	11.0

Total Liabilities	18.6	36.2

Commitments and Contingent Liabilities - Note 10

Capital and Surplus
Common Capital Stock, $5 par Authorized, Issued, and Outstanding - 500,000 shares	2.5	2.5
Deferred Gain on Reinsurance	7.6	8.8
Gross Paid in and Contributed Surplus	48.8	48.8
Unassigned Surplus	55.1	49.4

Total Capital and Surplus	114.0	109.5

Total Liabilities and Capital and Surplus	$132.6	$145.7

See notes to financial statements - statutory basis.

3

STATEMENTS OF INCOME – STATUTORY BASIS

The Paul Revere Variable Annuity Insurance Company

	Year Ended December 31
	2007	2006
	(in millions of dollars)
Revenue
Net Investment Income	$7.8	$8.6
Amortization of Interest Maintenance Reserve	0.3	0.3
Commissions and Expense Allowances on Reinsurance Ceded	2.0	4.0
Other	0.1	0.2

Total Revenue	10.2	13.1

Benefits and Expenses
Interest on Policy or Contract Funds	0.4	0.3
Commissions	0.8	1.6
Insurance Taxes, Licenses, and Fees	0.2	0.1

Total Benefits and Expenses	1.4	2.0

Net Gain from Operations before Federal Income Tax and Net Realized Capital Gains	8.8	11.1

Federal Income Tax	2.9	3.1

Net Gain from Operations before Net Realized Capital Gains	5.9	8.0

Net Realized Capital Gains - Note 3	—	0.4

Net Income	$5.9	$8.4

See notes to financial statements - statutory basis.

4

STATEMENTS OF CAPITAL AND SURPLUS – STATUTORY BASIS

The Paul Revere Variable Annuity Insurance Company

	Year Ended December 31
	2007	2006
	(in millions of dollars)
Common Capital Stock
Balance at Beginning and End of Year	$2.5	$2.5

Deferred Gain on Reinsurance
Balance at Beginning of Year	8.8	11.3
Change	(1.2)	(2.5)

Balance at End of Year	7.6	8.8

Gross Paid in and Contributed Surplus
Balance at Beginning and End of Year	48.8	48.8

Unassigned Surplus
Balance at Beginning of Year	49.4	52.2
Net Income	5.9	8.4
Dividend to Stockholder	—	(11.0)
Other	(0.2)	(0.2)

Balance at End of Year	55.1	49.4

Total Capital and Surplus	$114.0	$109.5

See notes to financial statements - statutory basis.

5

STATEMENTS OF CASH FLOWS – STATUTORY BASIS

The Paul Revere Variable Annuity Insurance Company

	Year Ended December 31
	2007	2006
	(in millions of dollars)
Operations
Net Investment Income	$7.6	$8.7
Miscellaneous Income	0.5	1.8
Benefits and Loss Related Payments	—	(0.4)
Commissions, Expenses Paid, and Other Deductions	(1.0)	(1.8)
Federal Income Taxes	(2.7)	(2.8)

Net Cash Provided by Operations	4.4	5.5

Investment Activities
Proceeds from Investments Sold, Matured, or Repaid	8.2	21.9
Cost of Long-term Investments Acquired	(8.4)	(7.4)

Net Cash Provided (Used) by Investment Activities	(0.2)	14.5

Financing and Miscellaneous Activities
Dividend Paid to Stockholder	(11.0)	—
Net Withdrawals from Deposit-Type Contracts	(0.4)	(0.5)
Other Uses	(0.7)	—

Net Cash Used by Financing and Miscellaneous Activities	(12.1)	(0.5)

Net Increase (Decrease) in Cash and Cash Equivalents	(7.9)	19.5

Cash and Cash Equivalents at Beginning of Year	20.8	1.3

Cash and Cash Equivalents at End of Year	$12.9	$20.8

See notes to financial statements - statutory basis.

6

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

The Paul Revere Variable Annuity Insurance Company

Note 1 - Nature of Operations and Significant Accounting Policies

Operations: The Company, domiciled in Massachusetts, is a wholly-owned subsidiary of The Paul Revere Life Insurance Company (PRL), a wholly-owned subsidiary of The Paul Revere Corporation (PRC). PRC is a wholly-owned subsidiary of Unum Group, a Delaware general business corporation that acts as a holding company for a number of insurance and non-insurance subsidiaries.

Prior to 1998, the Company’s primary business was the sale of life insurance and annuity products, which were marketed through branch offices, financial institutions, and independent agents and brokers. In 1998 and 2000, the Company fully ceded all policies, excluding a small portion of deposit-type contracts, with reinsurers. The Company no longer actively markets new business but continues to service its existing business.

Use of Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation: The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts (the Division). The Division recognizes only statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under Massachusetts insurance law.

The Statutory Accounting Principles (SAP) prescribed in the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual have been adopted by the Commonwealth of Massachusetts as a component of prescribed practices for Massachusetts domiciled life insurers. The Division has adopted no material accounting practices that significantly differ from SAP that are applicable to the Company.

SAP differs from U.S. generally accepted accounting principles (GAAP). The effects of the following variances from GAAP on the accompanying statutory basis financial statements have not been determined, but are presumed to be material. Specific significant differences are as follows:

Investments: Bonds are carried at amortized cost with the discount or premium amortized using the interest method. Under GAAP, securities not bought and held for the purpose of selling in the near term but for which the Company does not have the positive intent and ability to hold to maturity are classified as available-for-sale and are carried at fair value. Unrealized holding gains and losses on available-for-sale securities are reported in stockholder’s equity as accumulated other comprehensive income, net of deferred taxes.

Non-admitted Assets: Non-admitted assets, consisting of the non-admissible portion of deferred income tax assets and certain receivables, are excluded from the statements of financial condition, and changes therein are charged or credited directly to unassigned surplus.

Asset Valuation Reserve: The asset valuation reserve provides a valuation allowance for invested assets. It is reported as a liability, and changes in this reserve are charged or credited directly to unassigned surplus. The asset valuation reserve is not recognized for GAAP.

Policy Reserves: Policy reserves are provided based on assumptions and methods prescribed or permitted by insurance regulatory authorities rather than on mortality, interest, and withdrawal assumptions deemed to be appropriate when the contracts were issued.

7

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS - Continued

The Paul Revere Variable Annuity Insurance Company

Note 1 - Nature of Operations and Significant Accounting Policies - Continued

Deferred Income Taxes: Deferred income tax assets (DTAs) and liabilities (DTLs) are computed based on temporary differences between statutory and tax basis balance sheets, excluding the asset valuation reserve and the interest maintenance reserve (IMR). DTAs are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of a) the remaining gross DTAs expected to be realized within one year of the balance sheet date or b) 10 percent of capital and surplus excluding any net DTAs, electronic data processing equipment and operating software, and any net positive goodwill, plus 3) the amount of remaining gross DTAs that can be offset against existing gross DTLs. Changes in DTAs and DTLs are recorded directly in unassigned surplus. Under GAAP, deferred taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts used for income tax purposes. The Company records deferred tax assets for tax positions taken in the U.S. based on its assessment of whether a position is more likely than not to be sustained upon examination based solely on its technical merits. A valuation allowance is established for deferred tax assets that are not realizable. Changes in deferred taxes, other than those attributable to changes in other comprehensive income, are reported in income.

Reinsurance: Policy and contract liabilities and contract loans ceded to reinsurers have been reported as reductions of the related reserves and invested assets rather than as a reinsurance receivable as would be required under GAAP. Losses resulting from the reinsurance of an existing block of business are recognized in the statement of income at inception of the contract whereas under GAAP, losses are deferred and amortized into income as earnings emerge from the business reinsured.

Revenue and Expense Recognition: Amounts collected on policies with mortality or morbidity risk are recognized as premium income over the premium paying period. Expenses include the increase in benefit reserves and gross benefit claims incurred. Under GAAP, revenues for interest-sensitive products consist of policy charges for the cost of insurance, policy administration, and surrenders assessed during the period, and expenses include interest credited to policy account balances and benefit claims incurred in excess of policy account balances.

Realized Capital Gains and Losses: Realized capital gains and losses are included net of tax in the determination of net income rather than on a pre-tax basis. The Company defers the portion of realized capital gains and losses, net of tax, on sales of fixed income investments, principally bonds, which are attributable to changes in the general level of interest rates. The deferred gains and losses are accumulated in the IMR and are amortized over the remaining period to maturity using the grouped amortization method prescribed by the NAIC.

Other significant accounting practices are as follows:

Investments: Bonds are generally carried at amortized cost with the discount or premium amortized using the interest method. Single class and multi-class mortgage-backed/asset-backed securities are generally carried at amortized cost using the interest method including anticipated prepayments at the date of purchase. The prepayment assumptions for single class and multi-class mortgage-backed/asset-backed securities are obtained from broker dealer survey values or internal estimates and are consistent with the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method. Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are carried at amortized cost. Other long-term invested assets are carried based on the underlying GAAP equity of the investee.

Realized capital gains and losses are determined based upon specific identification of the investments sold and do not include amounts allocable to separate accounts. At the time a decline in the value of an investment is determined to be other than temporary, an impairment loss is recorded which is included in realized capital gains and losses. Changes in admitted asset carrying amounts of investments are recorded directly in unassigned surplus.

8

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS - Continued

The Paul Revere Variable Annuity Insurance Company

Note 1 - Nature of Operations and Significant Accounting Policies - Continued

The Company discontinues the accrual of investment income on invested assets when collection is uncertain. The Company recognizes investment income on impaired investments when the income is received.

Reserves for Life Policies and Contracts: Reserves for future policy and contract benefits on traditional life products have been provided on the net level premium or preliminary term method. The reserves are calculated based upon assumptions as to interest, mortality, and withdrawal that are prescribed or permitted by insurance regulatory authorities. The assumptions vary by plan and year of issue.

For life insurance policies, reserves for the excess of valuation net premiums over corresponding gross premiums are computed according to the valuation standards required by the Division.

Reserves for future policy and contract benefits on single premium annuities have been provided on a net single premium method. The reserves are calculated based upon assumptions as to interest, mortality, and retirement that are prescribed or permitted by insurance regulatory authorities. The assumptions vary by year of issue.

Reserves for interest-sensitive products are calculated as the greater of the net surrender value and the Commissioners Reserve Valuation Method reserve defined in the universal life model regulation. The net surrender value is calculated as the cash value less the surrender charge. The reserves are calculated based upon assumptions as to interest and mortality that are prescribed or permitted by insurance regulatory authorities.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of legally computed reserves. The extra reserve on annual premium policies subject to an extra premium is one-half the extra annual gross premium. The extra reserve for single premium policies subject to an extra premium is one-half the extra gross single premium.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

Reserves for future policy and contract benefits on all products meet the minimum valuation standards requirements for the Division.

Deposit-Type Contracts: Deposit-type contracts represent customer deposits plus interest credited at contract rates. The Company controls its interest rate risk by investing in quality assets which have an aggregate duration that closely matches the expected duration of the liabilities. Deposits and withdrawals are recorded using deposit accounting and are credited directly to an appropriate policy reserve account.

Reinsurance: Reinsurance activity is accounted for on a basis consistent with that used in accounting for the original policies issued and the terms of the reinsurance contract. Increases in surplus resulting from the reinsurance of an existing block of business are deferred at inception and recognized in surplus as a deferred gain, net of tax. The deferred gain is amortized into income, on a net of tax basis, as earnings emerge from the business reinsured. Losses are not deferred but are recognized in the statement of income at inception of the contract.

9

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS - Continued

The Paul Revere Variable Annuity Insurance Company

Note 1 - Nature of Operations and Significant Accounting Policies - Continued

Separate Accounts: The separate account amounts shown in the accompanying financial statements represent funds that are separately administered for variable annuity contracts and for which the contract holder, rather than the Company, bears the investment risk. The contract purchase payments and the assets of the separate accounts are segregated from other Company funds for both investment and administrative purposes. Contract purchase payments received under variable annuity contracts are subject to deductions for sales and administrative fees. Also, the Company receives management fees that are based on the net asset values of the separate accounts.

Note 2 - Fair Values of Financial Instruments

The carrying amounts and fair values of the Company’s financial instruments are as follows (in millions of dollars):

	December 31
	2007		2006
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Admitted Assets
Bonds	$110.0	$113.1	$109.6	$115.3
Cash and Cash Equivalents	12.9	12.9	20.8	20.8
Other Long-term Investments	1.4	1.4	1.4	1.4

Liabilities
Deposit-Type Contracts	$5.9	$5.9	$6.1	$6.1

The following methods and assumptions were used in estimating the fair values of the Company’s financial instruments:

Bonds: Fair values are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services. For private placements, fair values are estimated using internally prepared valuations combining matrix pricing with vendor purchased software programs, including valuations based on estimates of future profitability. Additionally, we obtain prices from independent third-party brokers to establish valuations for certain of these securities. See Note 3 for the amortized cost and fair values of securities by security type and by maturity date.

Cash and Cash Equivalents: Carrying amounts approximate fair value.

Other Long-term Investments: Carrying amounts approximate fair value.

Deposit-Type Contracts: Carrying amounts approximate fair value.

10

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS - Continued

The Paul Revere Variable Annuity Insurance Company

Note 3 - Investments

Securities

The amortized cost and fair values of bonds by security type are as follows (in millions of dollars):

	December 31, 2007
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
United States Government and Government Agencies and Authorities	$3.0	$0.3	$—	$3.3
Public Utilities	12.4	0.6	—	13.0
All Other Corporate Bonds	94.6	4.5	2.3	96.8

Total	$110.0	$5.4	$2.3	$113.1

	December 31, 2006
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
United States Government and Government Agencies and Authorities	$3.5	$0.2	$—	$3.7
Public Utilities	12.4	1.1	—	13.5
All Other Corporate Bonds	93.7	5.0	0.6	98.1

Total	$109.6	$6.3	$0.6	$115.3

The amortized cost and fair values of bonds by maturity date are shown below (in millions of dollars). The maturity dates have not been adjusted for possible calls or prepayments.

	December 31, 2007
	Amortized Cost	Fair Value
1 year or less	$2.2	$2.2
Over 1 year through 5 years	—	—
Over 5 years through 10 years	32.3	33.9
Over 10 years	75.5	77.0

Total	$110.0	$113.1

11

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS - Continued

The Paul Revere Variable Annuity Insurance Company

Note 3 - Investments - Continued

For the years ended December 31, 2007 and 2006, there were decreases in net unrealized gains on bonds of $2.6 million and $2.4 million, respectively. These unrealized gains and losses are not reported in the financial statements.

At December 31, 2007 and 2006, the total investment in below-investment-grade bonds was $8.1 million and $5.2 million, respectively, or 6.5 percent and 3.9 percent, respectively, of cash and invested assets. The fair value of these investments at December 31, 2007 and 2006 was $7.7 and $5.1 million, respectively.

The following chart (in millions of dollars) indicates the length of time the Company’s bonds had been in a gross unrealized loss position as of December 31, 2007 and 2006. The security type was all other corporate bonds for both time periods.

	Less Than 12 Months		12 Months or Greater
	Amortized Cost	Gross Unrealized Loss	Amortized Cost	Gross Unrealized Loss
2007	$16.2	$0.6	$30.2	$1.7
2006	$25.0	$0.5	$6.6	$0.1

In determining when a decline in fair value below amortized cost of a bond is other than temporary, the Company evaluates the following factors:

•	The probability of recovering principal and interest.

•	The Company’s ability and intent to retain the security for a sufficient period of time for it to recover.

•	Whether the security is current as to principal and interest payments.

•	The significance of the decline in value.

•	The time period during which there has been a significant decline in value.

•	Current and future business prospects and trends of earnings.

•	The valuation of the security’s underlying collateral.

•	Relevant industry conditions and trends relative to their historical cycles.

•	Market conditions.

•	Rating agency actions.

•	Bid and offering prices and the level of trading activity.

•	Adverse changes in estimated cash flows for securitized investments.

•	Any other key measures for the related security.

If the Company determines that the decline in value of an investment is other than temporary, the investment is written down to fair value, and an impairment loss is recognized in the current period to the extent of the decline in value. For those securities with an unrealized loss on which the Company has not recorded an impairment write-down, the Company believes that the decline in fair value below amortized cost is temporary.

12

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS - Continued

The Paul Revere Variable Annuity Insurance Company

Note 3 - Investments - Continued

At December 31, 2007, the Company held no investments with subprime mortgage risk exposure. The Company’s definition of subprime mortgages is based primarily on the credit scores of the loans. To ensure proper mitigation of subprime mortgage risk, the Company’s investment strategy is to avoid purchasing any investments with subprime exposure. Risk assessment is performed and analyzed prior to the purchase of any mortgage backed securities to ensure the transaction is in compliance with the Company’s strategy.

In the normal course of business, the Company loans bonds to broker dealers. The Company requires that a minimum of 102 percent of the fair value of the bonds loaned be maintained as collateral. Generally, cash is received as collateral under these agreements. In the event that bonds are received as collateral, the Company is not permitted to sell or repledge them and, therefore, is not required to record a liability for the return of the collateral. The Company did not have any bonds on loan as of December 31, 2007 or 2006.

Net Investment Income

Sources for net investment income are as follows (in millions of dollars):

	December 31
	2007	2006
Bonds	$7.7	$8.6
Cash and Cash Equivalents	0.3	0.2

Gross Investment Income	8.0	8.8
Investment Expenses	0.2	0.2

Net Investment Income	$7.8	$8.6

The Company does not accrue investment income on bonds where collection of interest is uncertain. The Company did not exclude any amounts from investment income due and accrued as of December 31, 2007 and 2006.

Realized Capital Gains and Losses

Realized capital gains (losses) on investments are as follows (in millions of dollars):

	December 31
	2007	2006
Bonds	$0.1	$(0.3)
Other	—	0.5

Total	0.1	0.2
Federal Income Tax	—	—

Pre-IMR Capital Gains, Net of Tax	0.1	0.2

Transferred to IMR
Pre-tax Capital Gains (Losses)	0.1	(0.3)
Federal Income Tax Credit	—	(0.1)

	0.1	(0.2)

Net Realized Capital Gains	$—	$0.4

Proceeds from sale of bonds for the years ended December 31, 2007 and 2006 were $5.1 million and $16.2 million, respectively. Gross gains of $0.1 million and gross losses of $0.3 million, respectively, were realized during 2007 and 2006 on bonds.

13

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS - Continued

The Paul Revere Variable Annuity Insurance Company

Note 4 - Reinsurance

The Company cedes reinsurance with other insurance companies. The primary purpose of ceded reinsurance is to limit losses from large exposures; however, if the reinsurer is unable to meet its obligations, the originating issuer of the insurance coverage retains the liability.

Total reinsurance ceded information for the Company is as follows (in millions of dollars):

	2007	2006
At Year End
Life Insurance in Force (Amount of Insurance)	$578.5	$647.3
Insurance Liabilities	713.7	832.0

For the Year Ended
Premium Income	$5.5	$5.7
Policy and Contract Claims	5.9	2.6
Change in Reserves for Life and Accident and Health Policies	(3.2)	4.2

The Company does not have any affiliated reinsurance transactions.

Note 5 - Annuity Actuarial Reserves and Deposit Liabilities

The withdrawal characteristics of annuity actuarial reserves and deposit liabilities, including those in the Company’s separate accounts, are as follows (in millions of dollars):

	December 31, 2007
	Amount	%
Subject to Discretionary Withdrawal:
At Market Value	$2.1	0.3%

Total with Adjustment or at Market Value	2.1	0.3

Subject to Discretionary Withdrawal without Adjustment	617.4	96.2
Not Subject to Discretionary Withdrawal	22.3	3.5

Total Annuity Reserves and Deposit Liabilities before Reinsurance	641.8	100.0%

Reinsurance Ceded	631.6

Net Annuity Reserves and Deposit Liabilities	$10.2

Note 6 - Income Taxes

The Company’s federal income tax return is consolidated with the following entities: Unum Group (ultimate parent company), Unum Life Insurance Company of America, First Unum Life Insurance Company, Colonial Life & Accident Insurance Company, Provident Life and Accident Insurance Company, Provident Life and Casualty Insurance Company, The Paul Revere Life Insurance Company, Tailwind Reinsurance Company, Northwind Reinsurance Company, Duncanson & Holt, Inc., Duncanson & Holt Services, Inc., Colonial Companies, Inc., Benefit America, Inc., UnumProvident International, Ltd., Options & Choices, Inc., Unum International Underwriters, Inc., GENEX Services, Inc., GENEX Services, Inc. of Ohio, GENEX Services of Canada, Inc., GENEX Consultants, Inc., The Paul Revere Corporation, Independent Review Services, Inc. and PrimeCor, Inc.

14

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS - Continued

The Paul Revere Variable Annuity Insurance Company

Note 6 - Income Taxes - Continued

The Company is a party to a written tax sharing agreement with the consolidated group members listed above. The agreement provides that the portion of the consolidated tax liability allocated to the Company is based on its separate return tax liability. Under the agreement, additional tax benefits are allocated to the Company for its portion of net operating losses and tax credit carryforwards in the year they are used by the consolidated group.

The provision for income tax incurred consists of the following major components (in millions of dollars):

	Year Ended December 31
	2007	2006
From Operations	$2.9	$3.1
From Capital Gains and Losses	—	(0.1)

Current Income Tax Incurred	$2.9	$3.0

The provision for federal income taxes incurred is different from the amount obtained by applying the federal statutory rate of 35 percent to pretax net income as shown below (in millions of dollars):

	Year Ended December 31
	2007		2006
Provision Computed at Statutory Rate
From Operations	$3.1		$3.8
From Capital Gains and Losses before IMR	—		0.1

Total Taxes at Statutory Rate	3.1	35.0%	3.9	35.0%

Amortization of Reinsurance Gains	(0.4)	(4.8)	(0.9)	(7.8)
Other	(0.1)	(1.4)	(0.1)	(1.1)

Total	$2.6	28.8%	$2.9	26.1%

Federal Income Tax Incurred	$2.9	32.7%	$3.0	27.0%
Change in Net Deferred Income Taxes	(0.3)	(3.9)	(0.1)	(0.9)

Total Statutory Income Taxes	$2.6	28.8%	$2.9	26.1%

15

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS - Continued

The Paul Revere Variable Annuity Insurance Company

Note 6 - Income Taxes - Continued

The components of the net admitted deferred tax asset are as follows (in millions of dollars):

	December 31
	2007	2006	Change
Deferred Tax Asset
Deferred Policy Acquisition Costs	$2.2	$1.9	$0.3
Invested Assets	0.1	0.1	—
Other	0.8	0.8	—

Gross Deferred Tax Asset	3.1	2.8	0.3
Deferred Tax Asset Non-admitted	(2.8)	(2.5)	(0.3)

Admitted Deferred Tax Asset	0.3	0.3	—

Deferred Tax Liability	—	—	—

Net Admitted Deferred Tax Asset	$0.3	$0.3	$—

As of December 31, 2007 and 2006, tax related balances due (to) from Unum Group were $(0.1) million and $0.1 million, respectively. The amounts of federal income taxes incurred in 2007, 2006, and 2005 that are available for recoupment in the event of future net losses are $2.9 million, $3.1 million, and $3.2 million, respectively.

Note 7 - Separate Accounts

Separate accounts held by the Company primarily represent tax sheltered annuity contract funds which the Company invests in pooled investment securities on behalf of the accounts’ contractholders. Investment income and realized gains and losses on these accounts are accrued directly to the contractholders. The assets of these accounts are carried at market value.

Information regarding the separate accounts for the year ended December 31, 2007 is as follows (in millions of dollars):

Non-Guaranteed Separate Accounts
Premiums, Considerations, or Deposits	$—

Reserves for Accounts with Assets at Market Value	$4.3

By Withdrawal Characteristics:
At Market Value	$4.3

16

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS - Continued

The Paul Revere Variable Annuity Insurance Company

Note 7 - Separate Accounts - Continued

A reconciliation of the amounts transferred to and from the separate accounts is as follows (in millions of dollars):

Year Ended December 31, 2007
Transfers as Reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$—
Transfers from Separate Accounts	6.8

Net Transfers from Separate Accounts	(6.8)

Net Contractholder Distributions	6.8

Transfers as Reported in the Summary of Operations of the Life, Accident and Health Annual Statement	$—

Note 8 - Employee Benefit and Incentive Plans

The Company has no benefit plans. The Company purchases services from its affiliates in accordance with an intercompany cost sharing agreement. There is no obligation on the part of the Company beyond the amounts paid as part of the cost of services purchased.

Note 9 - Related Party Transactions

At December 31, 2006, the Company reported an $11.0 million common stock dividend declared and unpaid to PRL. The dividend was paid on January 2, 2007.

Amounts reported herein as receivables from or payables to parent, subsidiaries, and affiliates result from normal, ongoing business processes and are settled in full on a monthly basis.

During 2007 and 2006, the Company paid management fees to its affiliates of $0.2 million for each period.

Note 10 - Commitments and Contingent Liabilities

The Company accrues in its financial statements estimates of guaranty fund assessments based on known insolvencies and historical Company state participation levels. A corresponding receivable is recorded for amounts estimated to be recoverable through future premium tax offsets. The liability and related receivable were approximately $0.7 million and $0.2 million, respectively, at December 31, 2007.

Various lawsuits against Unum Group and/or its subsidiaries have arisen in the normal course of business. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning Unum Group’s and/or its subsidiaries’ compliance with applicable insurance and other laws and regulations.

17

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS - Continued

The Paul Revere Variable Annuity Insurance Company

Note 10 - Commitments and Contingent Liabilities - Continued

Given the complexity and scope of Unum Group’s and/or its subsidiaries’ litigation and regulatory matters, it is not possible to predict the ultimate outcome of all pending investigations or legal proceedings or provide reasonable estimates of potential losses, except where noted in connection with specific matters. It is possible that the Company’s results of operations or cash flows in a particular period could be materially affected by an ultimate unfavorable outcome of pending litigation or regulatory matters depending, in part, on the Company’s results of operations or cash flows for the particular period. The Company believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Note 11 - Shareholder Dividend Restrictions and Deposits

The maximum amount of dividend which can be paid to shareholders by Massachusetts domiciled insurance companies without prior approval by the Division is subject to restrictions relating to the greater of ten percent of an insurer’s surplus as regards policyholders as of the preceding year end or the net gain from operations, excluding realized capital gains and losses, of the preceding year.

At December 31, 2007, assets in the amount of $2.7 million were on deposit with government authorities or trustees as required by law.

The Company is subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2007, the Company met the RBC requirements.

18

A PPENDIX A

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

September 17, 2003

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS’ other investment adviser subsidiaries (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies included within the MFS Family of Funds (the “MFS Funds”).

These policies and procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C.	Monitoring System;

D.	Records Retention; and

E.	Reports.

A.	VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the guiding principle that all votes made by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, which are set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion to vote these items in accordance with this guiding principle. These underlying guidelines are simply that – guidelines. Each proxy item is considered on a case-by-case basis, in light of all relevant facts and circumstances, and there may be instances in which MFS may vote proxies in a manner different from these guidelines.

As a general matter, MFS maintains a consistent voting position with respect to similar proxy proposals made by various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to the different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS’ clients.

1

From time to time, MFS receives comments on these guidelines and regarding particular voting issues from its clients. Those comments are reviewed and considered periodically, and these guidelines are reviewed each year with MFS Equity Research Department management, the MFS Proxy Review Group and the MFS Proxy Consultant and are revised as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS’ clients. MFS shall be mindful of any and all potential material conflicts of interest that could arise in the voting of these proxies, shall identify, analyze, document and report on any such potential conflicts, and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting on all potential conflicts of interest.

2.	MFS’ Policy on Specific Issues

Non-Salary Compensation Programs

Managements have become increasingly creative and generous with compensation programs involving common stock. The original stock option plans, which called for the optionee to pay the money to exercise the option, are now embellished with no risk benefits such as stock appreciation rights, the use of unexercised options to “buy” stock, and restricted stock at bargain prices.

Stock option plans are supposed to reward results rather than tenure, so the use of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold.

MFS votes against option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of restricted stock at deep discounts to fair market value. MFS generally votes against stock option plans that involve stock appreciation rights or the use of unexercised options to “buy” stock.

MFS opposes plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%.

MFS votes in favor of stock option plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option plans for employees. Stock option plans that include options for consultants and other third parties not involved in the management of the company generally are opposed by MFS.

Golden Parachutes

From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of any severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain percentage of such officer’s annual compensation. When put to a vote, MFS votes against very large golden parachutes.

2

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including a possible takeover and any proposal that protects management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to board classification and super-majority requirements.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

Dilution

There are many reasons for issuance of stock and most are legitimate. As noted above under “Non-Salary Compensation Programs”, when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device.

Confidential Voting

MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

Independence of Board of Directors and Committees Thereof

While MFS acknowledges the potential benefits of a company’s inclusion of directors who are “independent” from management, MFS generally opposes shareholder proposals that would require that a majority (or a “super-majority”) of a company’s board be comprised of “independent” directors. Such proposals could inappropriately reduce a company’s ability to engage in certain types of transactions, could result in the exclusion of talented directors who are not deemed “independent”, or could result in the unnecessary addition of additional “independent” directors to a company’s board. However, in view of the special role and responsibilities of various committees of a board of directors, MFS supports proposals that would require that the Audit, Nominating and Compensation Committees be comprised entirely of directors who are deemed “independent” of the company.

Independent Registered Public Accounting Firm

Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm. Some proposals would prohibit the provision of any non-audit services (unless approved in advance by the full board) whereas other proposals would cap non-audit fees so that such fees do not exceed a certain percentage of the audit fees. MFS supports such shareholder proposals that would cap non-audit fees at an amount deemed to be not excessive.

3

Best Practices Standards

Best practices standards are rapidly evolving in the corporate governance areas as a result of recent corporate failures, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these changes. However, many issuers are not publicly registered, are not subject to these enhanced listing standards or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that — within the circumstances of the environment within which the issuers operate – the proposal is consistent with the best long-term economic interests of our clients.

Foreign Issuers – Share Blocking

In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

Social Issues

There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to report on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

The laws of various states may regulate how the interests of certain clients subject to those laws are voted. For example, the General Laws of The Commonwealth of Massachusetts prohibit the investment of state funds, including retirement system assets, in the following types of investments: (i) financial institutions which directly or through any subsidiary have outstanding loans to any individual or corporation engaged in manufacturing, distribution or sale of firearms, munitions, rubber or plastic bullets, tear gas, armored vehicles or military aircraft for use or deployment in any activity in Northern Ireland; or (ii) any stocks, securities or obligations of any company so engaged.

Because of these statutory restrictions, it is necessary when voting proxies for securities held in Massachusetts public pension accounts to support the purpose of this legislation. Thus, on issues relating to these or similar state law questions, it may be necessary to cast ballots differently for these portfolios than MFS might normally do for other accounts.

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B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Review Group

The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS’ Proxy Consultant. The MFS Proxy Review Group:

a.	Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

c.	Considers special proxy issues as they may arise from time to time.

The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

2.	Potential Conflicts of Interest

The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS’ clients. Any attempt to influence MFS’ voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these responsibilities.

In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

c.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests.

The MFS Proxy Review Group is responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated as necessary, but no less frequently than quarterly.

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3.	Gathering Proxies

Nearly all proxies received by MFS originate at Automatic Data Processing Corp. (“ADP”). ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s custodian or, less commonly, to the client itself. Each client’s custodian is responsible for forwarding all proxy solicitation materials to MFS (except in the case of certain institutional clients for which MFS does not vote proxies). This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, and proxy statements, the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS’ Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders’ meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group and most proxies can be voted electronically. In addition to receiving the hard copies of materials relating to meetings of shareholders of issuers whose securities are held by the Funds and/or clients, the ballots and proxy statements can be printed from the Proxy Administrator’s system and forwarded for review.

4.	Analyzing Proxies

After input into the Proxy Administrator system, proxies which are deemed to be completely routine (e.g., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)1 are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager or research analyst for his or her recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.2

Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under “Voting Guidelines,” and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.

As a general matter, portfolio managers and investment analysts are consulted and involved in developing MFS’ substantive proxy voting guidelines, but have little or no involvement in or knowledge of proxy proposals or voting positions taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize or remove the potential that proxy solicitors, issuers, and third parties might attempt to exert influence on the vote or might create a conflict of interest that is not in what MFS believes to be the best long-term economic interests of our clients. In limited, specific instances (e.g., mergers), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. The MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be examined, explained and reported in accordance with the procedures set forth in these policies.

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5.	Voting Proxies

After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator’s system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

C.	MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS’ Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator’s system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

When the Proxy Administrator’s system “tickler” shows that the date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client’s custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.	RECORDS RETENTION

MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for a period of six years. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, the dates when proxies were received and returned, and the votes on each company’s proxy issues, are retained for six years.

E.	REPORTS

MFS Funds

Periodically, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a listing of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

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All MFS Advisory Clients

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

[1]

Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor) for foreign issuers, including the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and (v) approval of share repurchase programs.

[2]

From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group will determine the vote in what MFS believes to be the best long-term economic interests of its clients

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THE PAUL REVERE VARIABLE ANNUITY CONTRACT ACCUMULATION FUND

VARIABLE ANNUITY CONTRACTS

SOLD BY

THE PAUL REVERE VARIABLE ANNUITY INSURANCE COMPANY

WORCESTER, MASSACHUSETTS 01608

(508) 799-4441

PART C

OTHER INFORMATION

Item 29.	Financial Statements and Exhibits

A. Financial Statements

Included in Prospectus:

Per unit income and capital changes and variable annuity unit values-condensed financial information for the ten years ended December 31, 2007

Included in Statement of Additional Information:

The Paul Revere Variable Annuity Contract Accumulation Fund:

Report of Independent Registered Public Accounting Firm, statements of assets and liabilities at December 31, 2007, statement of operations for the period ended December 31, 2007, and statements of changes in net assets for each of the two years in the period ended December 31, 2006, schedule of investments at December 31, 2006, notes to financial statements

The Paul Revere Variable Annuity Insurance Company:

Report of Independent Registered Public Accounting Firm, GAAP-basis statements of financial condition at December 31, 2007 and 2006, statements of income-GAAP-basis, statements of capital and surplus-GAAP-basis, statements of cash flows-GAAP-basis for each of the three years in the period December 31, 2005, and notes to GAAP-basis financial statements

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B. Exhibits

The following exhibits which are marked with an asterisk (*) are incorporated herein by reference (pursuant to Regulation Section 230.447 and Section 270.8b-32 and in accordance with Rule 24 of the Commission’s Rules of Practice) to the registration statement filed by Registrant under the Securities Act of 1933 or specified amendments thereto.

*	(1)	Resolutions of Board of Directors of the Company creating the Fund is incorporate by reference to the Registrant’s initial registration statement.

*	(2)	Rules and Regulations of the Registrant are incorporated by reference to Registrant’s Post-Effective Amendments No. 26, filed on December 17, 1979; amended Rules and Regulations of the Registrant are incorporated by reference to Registrant’s Post-Effective Amendment No. 27 filed on April 3, 1980.

*	(3)	Custodian Agreement between the Registrant and JP Morgan Chase Bank (formerly, JP Morgan Bank [Chase Manhattan Bank] is incorporated by reference to Registrant’s Post Effective Amendment No. 23 filed on April 3, 1978.

*	(4.1)	Investment Advisory Agreement between the Registrant and The Paul Revere Variable Annuity Insurance Company is incorporated by reference to Registrant’s Post-Effective Amendment No. 23 filed on April 3, 1978.

*	(4.2)	Sub-Advisory Agreement between the Registrant and the Registrant and MFS Institutional Advisers, Inc. (formerly MFS Asset Advisers, Inc. dated August 16, 1994 is incorporated by reference to Registrant’s Post-Effective Amendment No. 49 filed on May 3, 1999.

*	(5)	Underwriting or distribution contract between the Registrant and The Paul Revere Variable Annuity Insurance Company is incorporated by reference to Registrant’s Post-Effective Amendment No. 23 filed on April 3, 1978.

*	(6)	Form of variable annuity contracts is incorporated by reference to Registrant’s Post-Effective Amendment No. 26 filed on December 17, 1979.

*	(7)	Form of variable annuity application is incorporated by reference to Registrant’s Post-Effective Amendment No. 26 filed on December 17, 1979.

*	(8)(a)	Certificate of Incorporation of the insurance company is incorporated by reference to Registrant’s Post-Effective Amendment No. 37 filed on April 30, 1987).

*	(8)(b)	By-Laws of the insurance company are incorporated by reference to Registrant’s Post-Effective Amendment No. 41 filed on April 30, 1991.

	(9)	Not applicable.

	(10)	Not applicable.

*	(11)	Separate Account Administrative Services Agreement is incorporated by reference to Registrant’s Post- Effective Amendment No. 49 filed on May 3, 1995.

*	(12)	Opinion of Counsel regarding the legality of the securities offered is incorporated by reference to Registrant’s initial Registration Statement.

	(13)	(A) Consent of Independent Auditor and Consent of Independent Registered Public Accounting Firm is filed herewith

		(B) Consent of Counsel is filed herewith.

	(16)	Code of Ethics of The Paul Revere Variable Annuity Insurance Company is filed herewith.

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Item 30.	Directors and Officers of the Insurance Company

Name and Principal Business Address	Positions and Offices with Insurance Company	Positions and Offices with The Accumulation Fund
Thomas R. Watjen 1 Fountain Square Chattanooga, TN 37402	Chairman, President and Chief Executive Officer, Director	Not Applicable

Robert O. Best 1 Fountain Square Chattanooga, TN 37402	Executive Vice President and Chief Information Officer, Director	Not Applicable

Robert C. Greving 1 Fountain Square Chattanooga, TN 37402	Executive Vice President, Chief Financial Officer and Chief Actuary, Director	Not Applicable

Kevin P. McCarthy 2211 Congress Street Portland, ME 04122	Executive Vice President, Director	Not Applicable

Joseph R. Foley 2211 Congress Street Portland, ME 04122	Senior Vice President and Chief Marketing Officer	Not Applicable

David G. Fussell 1 Fountain Square Chattanooga, TN 37402	Senior Vice President	Member, Board of Managers

Donald E. Boggs 1 Fountain Square Chattanooga, TN 37402	Retired Senior Vice President and Deputy Risk Manager	Chairman, Board of Managers

Kevin A. McMahon 1 Fountain Square Chattanooga, TN 37402	Vice President and Corporate Treasurer	Not Applicable

Susan N. Roth 1 Fountain Square Chattanooga, TN 37402	Vice President, Corporate Secretary and Assistant General Counsel	Secretary, Board of Managers and Chief Compliance Officer

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Item 31.	Persons Controlled By or Under Common Control with the Insurance Company or Registrant

Company Name	State or Jurisdiction of Incorporation
Unum Group	Delaware
First Unum Life Insurance Company	New York
Unum International Underwriters, Inc.	Delaware
Unum Life Insurance Company of America	Maine
Duncanson & Holt, Inc.	New York
Duncanson & Holt Services, Inc.	Maine
Duncanson & Holt Canada Ltd.	Canada
TRI-CAN Reinsurance Inc.	Canada
Duncanson & Holt Underwriters, Ltd.	England
Duncanson & Holt Europe Ltd.	England
Duncanson & Holt Syndicate Management, Ltd.	England
Trafalgar Underwriting Agencies Ltd.	England
Unum European Holding Company Limited	England
Unum Limited	England
Claims Services International Limited	England
Group Risk Insurance Services Limited	England
UnumProvident Finance Company	England
Unum Ireland Limited	Ireland
Colonial Companies, Inc.	Delaware
Colonial Life & Accident Insurance Company	South Carolina
UnumProvident International Ltd.	Bermuda
Tailwind Holdings, LLC	Delaware
Tailwind Reinsurance Company	South Carolina
Northwind Holdings, LLC	Delaware
Northwind Reinsurance Company	Vermont
The Paul Revere Corporation	Massachusetts
The Paul Revere Life Insurance Company	Massachusetts
The Paul Revere Variable Annuity Insurance Company	Massachusetts
Provident Life and Accident Insurance Company	Tennessee
Provident Life and Casualty Insurance Company	Tennessee
Provident Investment Management, LLC	Tennessee

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Item 32.	Number of Contractowners

Title of Class	Number of Holders of Record*
Series Q	108
Series N	49

*	As of March 31, 2008.

Item 33.	Indemnification

The Paul Revere Variable Annuity Insurance Company maintained a blanket fidelity bond in the amount of $300,000,000.00 with National Union Fire Insurance Company, Pittsburgh, Pennsylvania, covering its officers and employees and those of the registrant. This bond is numbered 621-4212.

Item 34.	Business and Other Connections of Investment Adviser

This information is included in the Prospectus and Statement of Additional Information, Parts A and B of this Registration Statement, and incorporated in Part C by reference.

Item 35.	Principal Underwriters

(a) The Contracts are no longer offered or sold. The Company no longer serves as principal underwriter of the Accumulation Fund.

(b) Not Applicable.

(c) The Company, former principal underwriter of the Accumulation Fund, did not receive any commissions or other compensation from the Accumulation Fund during the Accumulation Fund’s last fiscal year.

Item 36.	Location of Accounts and Records

Name of Person Maintaining Possession Thereof	Address	Description
Liz Barton	AIG Annuity Insurance Company 205 East 10th Street Amarillo, TX 79101	Contractowner accounts and records

Carolyn Roller	AIG Annuity Insurance Company 205 East 10th Street Amarillo, TX 79101	Financial records

Item 37.	Management Services

None.

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Item 38.	Undertakings

The undersigned registrant hereby undertakes:

(a)	To file a post-effective amendment, using financial statements of the Registrant which need not be certified within four to six months from the effective date of the Registrant’s 1933 Act registration statement.

(b)	To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(c)	To include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information; and

(d)	To deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

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SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Chattanooga, State of Tennessee, on the 29th day of April, 2008.

THE PAUL REVERE VARIABLE ANNUITY CONTRACT ACCUMULATION FUND

/s/ Donald E. Boggs
Donald E. Boggs
Chairman, Board of Managers

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SIGNATURES

As required by the Securities Act of 1933, this Post-Effective Amendment No. 62 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Gordon T. Miller	Vice Chairman,	April 29, 2008
Gordon T. Miller	Board of Managers

/s/ Joan Sadowsky	Member,	April 29, 2008
Joan Sadowsky	Board of Managers

/s/ H. C. Goodwin	Member,	April 29, 2008
H. C. Goodwin	Board of Managers

/s/ Donald E. Boggs	Chairman,	April 29, 2008
Donald E. Boggs	Board of Managers

/s/ David G. Fussell	Member,	April 29, 2008
David G. Fussell	Board of Managers

/s/ Susan N. Roth	Secretary and CCO,	April 29, 2008
Susan N. Roth	Board of Managers

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Post Effective Amendment No. 62 to this Registration Statement has been signed below by the following persons on April 29, 2008, in the capacities indicated.

THE PAUL REVERE VARIABLE ANNUITY INSURANCE COMPANY

/s/ Thomas R. Watjen
Thomas R. Watjen
Chairman, President and Chief Executive Officer

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Post Effective Amendment No. 62 to this Registration Statement has been signed below by the following persons on April 29, 2008, in the capacities indicated.

SIGNATURE	TITLE

/s/ Thomas R. Watjen	Chairman, President and Chief Executive
Thomas R. Watjen	Officer, Director

/s/ Robert C. Greving	Executive Vice President, Chief Financial
Robert C. Greving	Officer and Chief Actuary, Director

/s/ Robert O. Best	Executive Vice President and Chief
Robert O. Best	Information Officer, Director

/s/ Kevin P. McCarthy	Executive Vice President, Director
Kevin P. McCarthy

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